UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05749

THE CHINA FUND, INC.

(Exact name of registrant as specified in charter)

C/O BROWN BROTHERS HARRIMAN & CO.

50 POST OFFICE SQ.

BOSTON, MA 02110

ATTENTION SUZAN BARRON

(Address of principal executive offices) (Zip Code)

Copy to:

Suzan Barron

Brown Brothers Harriman & Co.

50 Post Office Sq.

Boston, MA 02110

Laura E. Flores, Esq.

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Avenue, NW

Washington, DC 20004-2541

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 246-2255

Date of fiscal year end: October 31

Date of reporting period: October 31, 2024

Item 1. Report to Stockholders.

The China Fund, Inc.

ANNUAL REPORT

October 31, 2024

The China Fund, Inc.
Table of Contents

THE CHINA FUND, INC.

Key Highlights (unaudited)

FUND DATA
NYSE Stock Symbol	CHN
Listing Date	July 10, 1992
Shares Outstanding	9,783,829
Total Net Assets (10/31/24)	$143,558,730
Net Asset Value Per Share (10/31/24)	$14.67
Market Price Per Share (10/31/24)	$12.46

TOTAL RETURN(1)
Performance as of 10/31/24:	Net Asset Value(2)	Market Price	MSCI China All-Shares Index
1-Year Cumulative	23.72%	28.17%	18.76%
3-Year Cumulative	-29.21%	-30.05%	-23.58%
3-Year Annualized	-10.88%	-11.23%	-8.58%
5-Year Cumulative	7.82%	3.98%	2.37%
5-Year Annualized	1.52%	0.78%	0.47%
10-Year Cumulative	46.04%	40.07%	35.49%
10-Year Annualized	3.86%	3.43%	3.08%

DIVIDEND HISTORY
Record Date	Income	Capital Gains
12/28/23	$0.0185	—
12/28/22	—	$0.6748
12/28/21	$0.0421	$7.2248
12/28/20	$0.1502	$2.1621
12/30/19	$0.1320	$1.2523
12/21/18	$0.1689	$0.3712
12/19/17	$0.5493	—
12/19/16	$0.4678	—
12/28/15	$0.2133	$1.2825
12/22/14	$0.2982	$3.4669

(1) Total investment returns reflect changes in net asset value or market price, as the case may be, during each period and assumes that dividends and capital gains distributions, if any, were reinvested in accordance with the dividend reinvestment plan. The net asset value returns are not an indication of the performance of a stockholder’s investment in the Fund, which is based on market price. Total investment returns do not reflect the deduction of taxes that a stockholder would pay on Fund distributions or the sale of Fund shares. Total investment returns are historical and do not guarantee future results. Market price returns do not reflect broker commissions in connection with the purchase or sale of Fund shares.

(2) Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from what is reported in the Financial Highlights.

THE CHINA FUND, INC.

Asset Allocation AS OF October 31, 2024 (unaudited)

Ten Largest Listed Equity Investments*
Tencent Holdings, Ltd.	9.0%
China Merchants Bank Co., Ltd.	5.1%
JD.com, Inc.	4.5%
China Construction Bank Corp.	4.5%
Alibaba Group Holding, Ltd.	4.4%
Ping An Insurance Group Co., of China Ltd.	4.0%
Meituan	4.0%
Wuliangye Yibin Co., Ltd.	3.2%
PetroChina Co., Ltd.	2.7%
DiDi Global, Inc.	2.7%

* Percentages based on net assets.

Industry Allocation (unaudited)

Industry Allocation (as a percentage of net assets)

Electronic Equipment, Instruments & Components 2.2%
Chemicals 2.0%
Other Industries 10.1%
Collateral, Short Term Investments, and Other Assets and Liabilities 2.1%
Broadline Retail 11.3%
Food Products 2.3%
Interactive Media & Services 10.7%
Semiconductors & Semiconductor Equipment 2.3%
Machinery 2.4%
Banks 9.6%
Ground Transportation 2.7%
Oil, Gas & Consumable Fuels 2.7%
Hotels, Restaurants & Leisure 8.3%
Household Durables 3.0%
Electrical Equipment 4.4%
Real Estate Management & Development 5.3%
Insurance 6.7%
Capital Markets 6.1%
Beverages 5.8%

Fund holdings are subject to change and percentages shown above are based on net assets at October 31, 2024. A complete list of holdings at October 31, 2024 is contained in the Schedule of Investments included in this report. The most current available data regarding portfolio holdings can be found on our website, www.chinafundinc.com. You may also obtain holdings by calling 1-888-246-2255.

THE CHINA FUND, INC.

Chairman’s Statement (unaudited)

Dear fellow Stockholders,

We have pleasure to provide the annual report for The China Fund, Inc. (the “Fund”) covering its full fiscal year, from November 1, 2023 to October 31, 2024, otherwise referred to herein as the “Period”.

The China Market

China’s investment environment has reflected much doom and gloom through the recent three-year period commencing at the outset of 2021. From 2021 through 2023, the net asset value of the iShares MSCI China ETF declined over 60% at its extremes and over 47% for the period from January 1, 2021 to the time of writing. This downturn follows a decade-long boom led by the property sector, which is estimated to account for two-thirds of Chinese households’ savings. Since 2021, China’s economy has faced mounting pressures from declining property prices due to the growing oversupply of completed but unsold units, reduced household consumption, and deteriorating balance sheets - particularly amongst those local governments heavily reliant on land sales for revenue. Throughout this challenging market environment, investors have increasingly sought decisive action from authorities with little or no response.

However, in September 2024, during an inspection tour in Gansu Province that coincided with reports of China’s GDP growth slowing to 4.6% in the third quarter of 2024, a further deceleration from 4.7% in the previous quarter and below the government’s full-year target of around 5%, President Xi Jinping stressed the need for further reforms and the promotion of innovative thinking to advance China’s modernization. Emphasizing further this concern, the September reports highlighted the deterioration in both Chinese export numbers and corporate earnings.

On this news the authorities acted forthwith, announcing the biggest, most meaningful and long overdue economic stimulus package since the COVID-19 pandemic. In fact, the magnitude and surprise of the news encouraged retail investors back to the stock market to such an extent that the stampede totally overwhelmed the exchanges’ trading systems. The primary points of the stimuli announced center on cuts in interest rates, support for the stock market, and assistance for homeowners. Subsequently, the Chinese government announced a CNY 6 trillion aid package to help the heavily indebted local governments, whilst a means to reduce the substantial, oversupply stockpiles of unsold apartments will be reviewed. Other areas where support is expected include the very high levels of youth unemployment, which increased from 13.2% to 18.8% between June and August 2024, and measures to turnaround negative feedback emanating from China’s global trading partners. China’s stimulus package has been designed to prioritize President Xi Jinping’s strategic initiatives, focusing on the theme of “new productive forces” - such as green energy and advancements in semiconductor technology, rather than the previously favored and more traditional low-tech manufacturing sectors.

The Chinese government’s proposed stimulus package is in its infancy, and its ultimate effectiveness will be dependent on both the extent of the government monetary support and the timing of such support. In any event, the proposed measures to reverse the growing disinflationary environment and build for an economic recovery will not occur overnight. Whilst it is most encouraging that the Chinese government has initiated a recovery plan, it needs to be remembered that the global financial situation itself is in a serious limbo given the impending transition of the President of the United States. Over the short term at least, the threat of additional trade tariffs imposed by the U.S.

THE CHINA FUND, INC.

Chairman’s Statement (unaudited) (continued)

weighs against the opportunities of enhanced domestic consumption and confidence driven by continuing stimuli from the Chinese government.

Fund Performance

In this aforementioned market environment your Fund performance increased over the Period by 23.72% as compared to its benchmark, the MSCI All Shares Index, which gained 18.75% - providing stockholders a nearly 500 basis points outperformance. Through the second half of the Period your Fund increased 19.85% versus 14.57% for its benchmark. As compared with a variety of China-focused equity funds, your Fund remained in the top quartile for the Period and in the second quartile over the three and five year periods based on information sourced from MSCI and Broadridge.

Share Price Discount Management

Share discounts relative the net asset values across the investment companies industry globally generally remain excessively high. Your Board has continued the Fund’s share buyback or discount management program in an endeavor to improve the Fund’s discount. During the Period, 246,126 shares were repurchased for a $0.05 accretion in the net asset value of your Fund.

As per the recent press release issued on December 18, 2024, Stifel Financial Corporation will assume the role of the Fund’s discount program manager effective January 1, 2025.

As of December 17, 2024, the share price discount relative to NAV stood at 14.09% whilst the discount range for the Period has been 11.78% to 18.53%.

Fund Expenses

Since 2020, your board has, through prudent endeavor, reduced the management expenses of your Fund. However, given the decline in the Fund’s assets under management during this period, this trend is not reflected in any reduction in the total expense ratio (“TER”). For the Period the TER was forecast at 1.65% but, inclusive of the management fee waiver negotiated by your Board, it was 1.61%.

May we thank all stockholders for your support through the Period.

For and on behalf of The China Fund, Inc.,

Yours very sincerely,

Julian Reid
Chair

THE CHINA FUND, INC.

Investment Manager’s Statement (unaudited)

Market Environment

Chinese equities posted a return of almost 30% in the fiscal year ended October 31 thanks to a market rally in late September spurred by the release of a broad stimulus package by the government in an effort to boost the country’s struggling economy.

Back at the start of the fiscal year, Chinese equities were the primary weak spot among major emerging markets. Policy announcements to support the economy and a dovish pivot in the U.S. Federal Reserve’s interest rate outlook weren’t enough to offset disappointment over China’s recovery and worries over deflation, as well as concerns over its weakening housing market. Through the second fiscal quarter, Chinese stocks staged a recovery and led major emerging and developed markets higher as government initiatives, including a program to buy up stocks and cuts in mortgage lending rates, started to gain traction.

As the year progressed, the market experienced volatility and equities were weaker in June as optimism surrounding an economic rebound faded as both manufacturing and services data underwhelmed markets and the deceleration of the property sector continued. While leadership meetings in July confirmed the government’s commitment to achieve its 5% GDP growth target in 2024, they did not succeed in lifting sentiment definitively higher.

Chinese equities continued to be weighed down in August by concerns over the country’s economic trajectory and if and when the government would take more action to support consumption and underpin a weak property market. Stocks then surged in September following the announcement of the government’s aid package which included measures to add liquidity, multiple aid for the real estate sector and steps to boost equity markets. Through October, Chinese equities endured volatility as the government failed to shed more light on its plans. Toward the end of the period, market expectations grew that China’s leadership would announce a debt swap and more funding plans to support local governments and the housing sector.

Performance Contributors and Detractors

For the 12 months ended October 31, 2024, China Fund, Inc. returned 23.72% while its benchmark, the MSCI China All Shares Index, returned 18.76%. From a sector perspective, the top three contributors to relative performance were financials, consumer discretionary and real estate due to stock selection. The top three detractors to relative performance were information technology (IT) and materials due to stock selection and energy due to an underweight allocation.

Turning to individual holdings, among the biggest contributors to absolute performance was JD.com, a leading e-commerce platform. The stock was sold off amid concerns about slower growth and potential margin pressure but recent earnings show that the market was overly worried and had baked in worst case expectations. The stock rallied on very cheap valuations and better than expected results. On the other hand, among the biggest detractors was Wuxi Biologics, a pharmaceutical company. The majority of the company’s clientele are based overseas. Amid concerns over the potential impact of the U.S. Biosecure Act, which could affect the company’s ability to continue its growth path with American companies, the stock price has been under a lot of pressure.

THE CHINA FUND, INC.

Investment Manager’s Statement (unaudited) (continued)

Outlook

The question remains as to whether China’s equity markets and economy are charting a sustainable path of recovery. We view the stimulus package announced by the government in September as the broadest set of proposals since China’s economy started to face challenges more than three years ago. However, it will take time to see if the measures provide a sustainable catalyst for economic growth or whether further stimulus is warranted. We expect volatility to remain in China’s markets, particularly post-U.S. election as we navigate through the presidential transition.

We believe Chinese equities have been priced too cheaply amid all the macro negativities. We have seen earnings growth in 2024 but it has not been fully reflected in stock market pricing. As such, while improvements in the economy are anticipated, we believe the markets are attractively valued and could do well based on multiple re-rating.

THE CHINA FUND, INC.

Performance (unaudited)

Average Annual Total Returns(1) as of 10/31/24

	1-Year	5-Year	10-Year
Net Asset Value (“NAV”)	23.72%	1.52%	3.86%
Market Price	28.17%	0.78%	3.43%
MSCI China All-Shares Index	18.76%	0.47%	3.08%

Growth of a Hypothetical $10,000 Investment(2)

(1)

Past performance is not indicative of future returns. Investment returns are historical and do not guarantee future results. Investment returns reflect changes in NAV and market price per share during each period and assumes that dividends and capital gains distributions, if any, were reinvested in accordance with the dividend reinvestment plan. The NAV percentages are not an indication of the performance of a stockholders investment in the Fund, which is based on market price. NAV performance includes the deduction of management fees and other expenses. Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from what is reported in the Financial Highlights. Market price performance does not include the deduction of brokerage commissions and other expenses of trading shares and would be lower had such commissions and expenses been deducted. Indexes are unmanaged and it is not possible to invest directly in an index. The MSCI China All Shares Index captures large and mid-cap representation across China A shares, B shares, H shares, Red Chips, P chips and foreign listings (e.g. ADRs). The index aims to reflect the opportunity set of China share classes listed in Hong Kong, Shanghai, Shenzhen and outside of China.

(2)

The graph represents historical performance of a hypothetical investment of $10,000 in the Fund over ten years. The graph and table do not reflect the deduction of taxes that a stockholder would pay on Fund distributions or the sale of Fund shares.

Matthews International Capital Management, LLC was appointed as Investment Manager January 1, 2019. Prior to that date the Fund had different Investment Management arrangements.

THE CHINA FUND, INC.

Portfolio Management (unaudited)

Matthews International Capital Management, LLC (“Matthews Asia”), the largest dedicated Asia investment specialist in the United States, is an independent, privately owned firm with a focus on long-term investment performance.

Andrew Mattock serves as the Lead Manager for the Fund’s portfolio of listed securities. Prior to joining Matthews Asia in 2015, he was a Fund Manager at Henderson Global Investors for 15 years, first in London and then in Singapore, managing Asia Pacific equities. Andrew holds a Bachelor of Business majoring in Accounting from ACU. He began his career at PricewaterhouseCoopers and qualified as a Chartered Accountant.

Winnie Chwang serves as the co-manager for the Fund’s portfolio of listed securities. She joined the firm in 2004 and has built her investment career at the firm. Winnie earned an MBA from the Haas School of Business and received her B.A. in Economics with a minor in Business Administration from the University of California, Berkeley. She is fluent in Mandarin and conversational in Cantonese.

Effective June 13, 2024, Sherwood Zhang serves as the co-manager for the Fund’s portfolio of listed securities. Prior to joining Matthews in 2011, Sherwood was an analyst at Passport Capital from 2007 to 2010, where he focused on such industries as property and basic materials in China as well as consumer-related sectors. Before earning his MBA in 2007, Sherwood served as a Senior Treasury Officer for Hang Seng Bank in Shanghai and Hong Kong, and worked as a Foreign Exchange Trader at Shanghai Pudong Development Bank in Shanghai. He received his MBA from the University of Maryland and his Bachelor of Economics in Finance from Shanghai University. Sherwood is fluent in Mandarin and speaks conversational Cantonese.

Effective June 13, 2024, Hardy Zhu serves as the co-manager for the Fund’s portfolio of listed securities. Prior to joining the firm in 2011, Hardy was an Equity Analyst with Delaware Investments researching Chinese equities. Before earning his MBA from Duke University in 2007, Hardy was a senior accountant at PNC Global Investment Servicing from 2000 to 2005. Hardy began his career at China National Nonferrous Metals Import & Export Co., one of the largest state-owned international trading companies in China. He received a Master of Accounting degree from the Virginia Polytechnic Institute and State University and a B.S. in Industrial Foreign Trade from Shenyang Polytechnic University in China. Hardy is fluent in Mandarin.

THE CHINA FUND, INC.

Schedule of Investments
October 31, 2024

Name of Issuer and Title of Issue	Shares	Value (Note A)
COMMON STOCK
CHINA — “A” SHARES
Banks — 3.2%
China Merchants Bank Co., Ltd. — A	874,347	$4,588,563
Beverages — 4.8%
Shanxi Xinghuacun Fen Wine Factory Co., Ltd. — A	82,100	2,313,773
Wuliangye Yibin Co., Ltd. — A	224,496	4,626,716
		6,940,489
Building Products — 0.6%
Guangdong Dongpeng Holdings Co., Ltd. — A	1,080,800	931,842
Capital Markets — 1.5%
East Money Information Co., Ltd. — A	451,660	1,470,365
Hithink RoyalFlush Information Network Co., Ltd. — A	22,600	650,355
		2,120,720
Chemicals — 2.0%
Nanjing Cosmos Chemical Co., Ltd. — A	302,500	1,120,231
Wanhua Chemical Group Co., Ltd. — A	168,100	1,777,417
		2,897,648
Communications Equipment — 0.9%
Suzhou TFC Optical Communication Co., Ltd. — A	70,340	1,245,473
Electrical Equipment — 4.4%
Contemporary Amperex Technology Co., Ltd. — A	85,740	2,961,775
Hongfa Technology Co., Ltd. — A	392,600	1,667,917
Sichuan Injet Electric Co., Ltd. — A	63,800	450,296
Sungrow Power Supply Co., Ltd. — A	96,600	1,229,377
		6,309,365
Electronic Equipment, Instruments & Components — 2.2%
Foxconn Industrial Internet Co., Ltd. — A	466,300	1,548,326
Luxshare Precision Industry Co., Ltd. — A	96,700	568,669
SUPCON Technology Co., Ltd. — A	152,192	1,027,378
		3,144,373
Food Products — 2.3%
Anjoy Foods Group Co., Ltd. — A	137,900	1,657,461
Guangdong Haid Group Co., Ltd. — A	278,600	1,715,188
		3,372,649

See notes to financial statements.

THE CHINA FUND, INC.

SCHEDULE oF INVESTMENTS (continued)
October 31, 2024

Name of Issuer and Title of Issue	Shares		Value (Note A)
COMMON STOCK (continued)
CHINA — “A” SHARES (continued)
Health Care Equipment & Supplies — 1.0%
Shenzhen Mindray Bio-Medical Electronics Co., Ltd. — A	36,600		$1,370,607
Health Care Providers & Services — 1.1%
Aier Eye Hospital Group Co., Ltd. — A	756,600		1,539,843
Household Durables — 1.4%
Midea Group Co., Ltd. — A	200,229		2,003,246
Insurance — 1.5%
Ping An Insurance Group Co., of China Ltd. — A	275,100		2,159,231
Machinery — 1.9%
Neway Valve Suzhou Co., Ltd. — A	477,800		1,483,931
Yutong Bus Co., Ltd. — A	370,600		1,256,680
			2,740,611
Media — 0.5%
Focus Media Information Technology Co., Ltd. — A	684,000		691,469
Semiconductors & Semiconductor Equipment — 2.3%
JCET Group Co., Ltd. — A	124,900		693,017
NAURA Technology Group Co., Ltd. — A	14,402		788,270
Will Semiconductor Co., Ltd. Shanghai — A	122,500		1,837,369
			3,318,656
Specialty Retail — 0.7%
China Tourism Group Duty Free Corp., Ltd. — A	99,700		948,663
TOTAL CHINA — “A” SHARES — (Cost $46,320,236)		32.3%	46,323,448

HONG KONG
Air Freight & Logistics — 1.5%
JD Logistics, Inc. 144A*	1,068,500		2,178,858
Biotechnology — 0.7%
Innovent Biologics, Inc. 144A*	235,500		1,024,628
Broadline Retail — 11.3%
Alibaba Group Holding, Ltd.	518,408		6,313,348
JD.com, Inc.	322,204		6,463,560

See notes to financial statements.

THE CHINA FUND, INC.

SCHEDULE oF INVESTMENTS (continued)
October 31, 2024

Name of Issuer and Title of Issue	Shares	Value (Note A)
COMMON STOCK (continued)
HONG KONG (continued)
Broadline Retail (continued)
PDD Holdings, Inc. ADR*	27,130	$3,271,607
		16,048,515
Capital Markets — 0.9%
Hong Kong Exchanges & Clearing, Ltd.	33,800	1,353,432
Entertainment — 0.8%
NetEase, Inc.	54,100	862,586
Tencent Music Entertainment Group ADR	32,049	356,705
		1,219,291
Ground Transportation — 2.7%
DiDi Global, Inc. ADR*	775,141	3,860,202
Hotels, Restaurants & Leisure — 8.3%
Galaxy Entertainment Group, Ltd.	527,000	2,341,196
Luckin Coffee, Inc. ADR*	32,681	886,636
Meituan 144A*	244,450	5,741,038
Trip.com Group, Ltd. ADR*	24,218	1,559,639
Yum China Holdings, Inc.	29,678	1,309,097
		11,837,606
Household Durables — 1.6%
Man Wah Holdings, Ltd.	3,216,000	2,338,220
Interactive Media & Services — 10.7%
Baidu, Inc.*	90,150	1,027,811
Kuaishou Technology 144A*	211,900	1,249,672
Tencent Holdings, Ltd.	249,600	12,978,395
		15,255,878
Machinery — 0.5%
Sinotruk Hong Kong, Ltd.	258,500	695,606
Marine Transportation — 0.6%
Orient Overseas International, Ltd.	68,500	932,588
Metals & Mining — 0.8%
MMG, Ltd.*	3,354,400	1,183,165

See notes to financial statements.

THE CHINA FUND, INC.

SCHEDULE oF INVESTMENTS (continued)
October 31, 2024

Name of Issuer and Title of Issue	Shares		Value (Note A)
COMMON STOCK (continued)
HONG KONG (continued)
Real Estate Management & Development — 5.3%
China Overseas Property Holdings, Ltd.(1)	950,000		$730,137
CIFI Holdings Group Co., Ltd.*	26,106,968		1,315,829
KE Holdings, Inc. ADR	172,762		3,788,671
Longfor Group Holdings, Ltd. 144A	764,000		1,241,088
Times China Holdings, Ltd.(1)*	8,477,000		567,016
			7,642,741
TOTAL HONG KONG — (Cost $64,580,164)		45.7%	65,570,730

HONG KONG — “H” SHARES
Banks — 6.4%
China Construction Bank Corp.	8,333,000		6,463,387
China Merchants Bank Co., Ltd.	556,500		2,719,426
			9,182,813
Beverages — 1.0%
Tsingtao Brewery Co., Ltd.	218,000		1,408,226
Capital Markets — 3.7%
China International Capital Corp., Ltd. 144A(1)	1,301,600		2,372,460
China Merchants Securities Co., Ltd. 144A(1)	1,149,600		1,963,196
CITIC Securities Co., Ltd.	349,625		975,475
			5,311,131
Energy Equipment & Services — 0.5%
China Oilfield Services, Ltd.	754,000		706,514
Health Care Providers & Services — 0.4%
Sinopharm Group Co., Ltd.	242,400		603,792
Insurance — 5.2%
China Life Insurance Co., Ltd.	1,488,000		3,157,619
New China Life Insurance Co., Ltd.	206,200		698,127
Ping An Insurance Group Co., of China Ltd.	588,000		3,648,597
			7,504,343

See notes to financial statements.

THE CHINA FUND, INC.

SCHEDULE oF INVESTMENTS (continued)
October 31, 2024

Name of Issuer and Title of Issue	Shares		Value (Note A)
COMMON STOCK (continued)
HONG KONG — “H” SHARES (continued)
Oil, Gas & Consumable Fuels — 2.7%
PetroChina Co., Ltd.	5,194,000		$3,898,990
TOTAL HONG KONG — “H” SHARES — (Cost $25,446,307)		19.9%	28,615,809
TOTAL HONG KONG (INCLUDING “H” SHARES) — (Cost $90,026,471)		65.6%	94,186,539
TOTAL COMMON STOCK — (Cost $136,346,707)		97.9%	140,509,987

COLLATERAL FOR SECURITIES ON LOAN
Money Market Funds — 3.0%
Fidelity Investments Money Market Government Portfolio, 4.74%∞ (Cost $4,347,176)	4,347,176		4,347,176
TOTAL COLLATERAL FOR SECURITIES ON LOAN — (Cost $4,347,176)		3.0%	4,347,176

See notes to financial statements.

THE CHINA FUND, INC.

SCHEDULE oF INVESTMENTS (continued)
October 31, 2024

Name of Issuer and Title of Issue	Principal Amount		Value (Note A)
SHORT TERM INVESTMENTS
Time Deposits — 2.8%
BNP Paribas - Paris, 2.69%, 11/1/2024	HKD 2,092		$269
JPMorgan Chase & Co. - New York, 4.18%, 11/1/2024	USD 3,989,750		3,989,750
TOTAL SHORT TERM INVESTMENTS — (Cost $3,990,019)		2.8%	3,990,019
TOTAL INVESTMENTS — (Cost $144,683,902)		103.7%	148,847,182
OTHER ASSETS AND LIABILITIES		(3.7)%	(5,288,452)
NET ASSETS		100.0%	$143,558,730

Footnotes to Schedule of Investments

*	Denotes non-income producing security.

∞	Rate shown is the 7-day yield as of October 31, 2024.

(1)

A security (or a portion of the security) is on loan. As of October 31, 2024, the market value of securities loaned was $4,135,726. The loaned securities were secured with cash collateral of $4,347,176. Collateral is calculated based on prior day’s prices.

144A Securities exempt from registration under Rule 144a of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2024, these restricted securities amounted to $15,770,940, which represented 10.99% of net assets.

ADR — American Depositary Receipt

HKD — Hong Kong dollar

USD — U.S. dollar

See notes to financial statements.

THE CHINA FUND, INC.

Statement of Assets and Liabilities
October 31, 2024

ASSETS
Investments in securities, at value (cost $144,683,902) (including securities on loan, at value, $4,135,726) (Note A)	$148,847,182
Cash	15,029
Foreign currency, at value (cost $347)	347
Receivable for investments sold	200,622
Dividends and interest receivable	10,603
Prepaid expenses	55,080
TOTAL ASSETS	149,128,863

LIABILITIES
Payable for investments purchased	974,236
Payable upon return of collateral for securities on loan	4,347,176
Payable for shares redeemed	22,161
Investment management fee payable (Note B)	95,176
Administration and custodian fees payable (Note B)	13,434
Chief Compliance Officer fees payable	5,737
Directors’ fees payable (Note B)	4,000
Other accrued expenses	108,213
TOTAL LIABILITIES	5,570,133
TOTAL NET ASSETS	$143,558,730

COMPOSITION OF NET ASSETS:
Par value, 100,000,000 shares authorized, 9,783,829 shares outstanding (Note C)	97,838
Paid in capital in excess of par	173,634,573
Distributable earnings	(30,173,681)
TOTAL NET ASSETS	$143,558,730

NET ASSET VALUE PER SHARE
($143,558,730/9,783,829 shares of common stock outstanding)	$14.67

See notes to financial statements.

THE CHINA FUND, INC.

Statement of Operations
Year Ended October 31, 2024

INVESTMENT INCOME:
Dividend income (net of tax withheld of $268,131)	$3,326,991
Securities lending income	13,498
Interest income	60,655
TOTAL INVESTMENT INCOME	3,401,144

EXPENSES
Investment Management fees (Note B)	961,395
Directors’ fees and expenses	252,251
Insurance	138,521
Legal fees (Note B)	110,210
Administration fees (Note B)	78,298
Custodian fees (Note B)	73,625
Principal Financial Officer fee	66,525
Chief Compliance Officer fee	66,500
Audit and tax service fees	55,000
Stockholder service fees	31,277
Transfer agent fees	27,562
Stock exchange listing fee	25,000
Fund accounting fees	24,000
Printing and postage	16,456
Fund Secretary fee	10,000
Miscellaneous expenses	47,903
TOTAL EXPENSES	1,984,523
Less: Fee waiver (Note B)	(45,346)
Net Expenses	1,939,177

NET INVESTMENT INCOME	1,461,967

See notes to financial statements.

THE CHINA FUND, INC.

Statement of Operations (continued)
Year Ended October 31, 2024

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized loss on investments	$(15,568,422)
Net realized loss on foreign currency transactions	(4,996)
(15,573,418)
Net change in unrealized appreciation/(depreciation) on investments	41,346,644
Net change in unrealized appreciation/(depreciation) on foreign currency translations	(258)
41,346,386

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS	25,772,968

NET INCREASE IN NET ASSETS FROM OPERATIONS	$27,234,935

See notes to financial statements.

THE CHINA FUND, INC.

Statements of Changes In Net Assets

	Year Ended October 31, 2024	Year Ended October 31, 2023

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$1,461,967	$213,743
Net realized loss on investments and foreign currency transactions	(15,573,418)	(17,424,458)
Net change in unrealized appreciation on investments and foreign currency translations	41,346,386	27,313,330
Net increase in net assets from operations	27,234,935	10,102,615

DISTRIBUTIONS TO STOCKHOLDERS FROM:
Distributable earnings	(184,891)	(6,875,397)
Total distributions to stockholders	(184,891)	(6,875,397)

CAPITAL SHARE TRANSACTIONS:
Cost of shares repurchased (Note D)	(2,640,413)	(2,843,434)
Net increase (decrease) in net assets from capital share transactions	(2,640,413)	(2,843,434)
NET INCREASE IN NET ASSETS	24,409,631	383,784

NET ASSETS:
Beginning of Year	119,149,099	118,765,315
End of Year	$143,558,730	$119,149,099

See notes to financial statements.

THE CHINA FUND, INC.

Financial Highlights
Selected data for a share of common stock outstanding for the years indicated

	Year Ended October 31,
	2024	2023	2022		2021	2020

Per Share Operating Performance
Net asset value, beginning of year	$11.88	$11.58	$30.32		$31.52	$22.80
Net investment income (loss)*	0.15	0.02	(0.06)		0.06	0.06
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.61	0.91	(11.43	)(1)	1.02	9.98
Total from investment operations	2.76	0.93	(11.49)		1.08	10.04
Less dividends and distributions:
Dividends from net investment income	(0.02)	—	(0.04)		(0.15)	(0.13)
Distributions from net realized gains	—	(0.67)	(7.23)		(2.16)	(1.25)
Total dividends and distributions	(0.02)	(0.67)	(7.27)		(2.31)	(1.38)
Capital Share Transactions:
Accretion (Dilution) to net asset value resulting from share repurchase program, tender offer or issuance of shares in stock dividend	0.05	0.04	0.02		0.03	0.06

Net asset value, end of year	$14.67	$11.88	$11.58		$30.32	$31.52

Market price, end of year	$12.46	$9.74	$9.80		$26.06	$27.93

Total Investment Return (Based on Market Price)(2)	28.17%	3.91%	(47.48)%		0.54%	47.84%

Total Investment Return (Based on Net Asset Value)(3)	23.72%	7.26%	(46.66	)%(1)	3.65%	46.94%

Ratios and Supplemental Data
Net assets, end of period (000’s)	$143,559	$119,149	$118,765		$314,302	$329,412
Ratio of gross expenses to average net assets	1.65%	1.56%	1.25%		1.00%	1.08%
Ratio of net expenses to average net assets	1.61%	1.56%	1.25%		1.00%	1.08%
Ratio of net investment income to average net assets	1.22%	0.15%	(0.30)%		0.20%	0.25%
Portfolio turnover rate	60%	51%	74%		76%	60%

*	Per share amounts have been calculated using the average share method.
(1)

Includes proceeds from a class action settlement payment related to foreign exchange transactions from prior years. Without this, net realized and unrealized gain (loss) on investments and foreign currency transactions would have been $(11.44) and the Total Investment Return (Based on Net Asset Value) would have been (46.70)%.

(2)	Based on changes in the share market price and assumes that dividend and capital gain distributions, if any, were reinvested in accordance with the Dividend Reinvestment and Cash Purchase Plan.
(3)	Based on changes in the share net asset value and assumes that dividend and capital gain distributions, if any, were reinvested in accordance with the Dividend Reinvestment and Cash Purchase Plan.

See notes to financial statements.

THE CHINA FUND, INC.

Notes to Financial Statements
October 31, 2024

NOTE A — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The China Fund, Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on April 28, 1992, and is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is long-term capital appreciation which it seeks to achieve by investing primarily in equity securities (i) of companies for which the principal securities trading market is in the People’s Republic of China (“China”), (ii) of companies for which the principal securities trading market is outside of China, or constituting direct equity investments in companies organized outside of China, that in both cases derive at least 50% of their revenues from goods or services sold or produced, or have at least 50% of their assets, in China and (iii) constituting direct equity investments in companies organized in China (“Direct Investments”). The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund’s investment manager is Matthews International Capital Management, LLC (“Matthews Asia” or the “Investment Manager”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 “Financial Services — Investment Companies.”

The financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation: Portfolio securities listed on recognized U.S. or foreign security exchanges are valued at the last quoted sales price in the principal market where they are traded. Listed securities with no such sales price and unlisted securities are valued at the mean between the current bid and asked prices, if any, from brokers. Short-term investments having maturities of sixty days or less are valued at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount) which when combined with accrued interest approximates market value. Securities for which market quotations are not readily available or are deemed unreliable are valued at fair value in good faith by or at the direction of the Board of Directors (the “Board”) in accordance with the Fund’s Valuation Procedures. For securities listed on non-North American exchanges, the Fund fair values those securities daily using fair value factors provided by a third-party pricing service if certain thresholds determined by the Board are met. Direct Investments and derivatives investments, if any, are valued at fair value as determined by or at the direction of the Board based on financial and other information supplied by the Direct Investment Manager or a third-party pricing service.

Factors used in determining fair value may include, but are not limited to, the type of security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, the availability of quotations from broker-dealers, the availability of values of third parties other than the Investment Manager, information obtained from the issuer, analysts, and/or the appropriate stock exchange (if available), an analysis of the company’s financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased

Notes To Financial Statements (continued)

and sold and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which they trade.

Securities Lending: The Fund may lend up to 33 1/3% of the Fund’s total assets held by Brown Brothers Harriman & Co. (“BBH”) as custodian to certain qualified brokers, except those securities which the Fund specifically identifies as not being available. By lending its investment securities, the Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest or dividends declared during the term of the loan would accrue to the account of the Fund. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Upon entering into a securities lending transaction, the Fund receives cash as collateral in an amount equal to or exceeding 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, 102% of the current market value of the loaned securities with respect to U.S. securities and 105% of the current market value of the loaned securities with respect to foreign securities. Any cash received as collateral is generally invested by BBH, acting in its capacity as securities lending agent (the “Agent”), in the Fidelity Investments Money Market Government Portfolio. A portion of the dividends received on the collateral may be rebated to the borrower of the securities and the remainder is split between the Agent and the Fund.

	Remaining Contractual Maturity of the Agreements As of October 31, 2024
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Money Market Fund	$4,347,176	$—	$—	$—	$4,347,176
Total Borrowings	$4,347,176	$—	$—	$—	$4,347,176
Gross amount of recognized liabilities for securities lending transactions					$4,347,176

As of October 31, 2024, the Fund had loaned securities which were collateralized by cash. The value of the securities on loan and the value of the related collateral were as follows:

Value of Securities	Value of Cash Collateral	Value of Non-Cash Collateral*	Total Collateral
$4,135,726	$4,347,176	$—	$4,347,176

*	Fund cannot repledge or dispose of this collateral, nor does the Fund earn any income or receive dividends with respect to this collateral.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in Statement of Assets and Liabilities	Financial Instrument	Collateral Received	Net Amount
$4,347,176	$—	$(4,347,176)	$0

Notes To Financial Statements (continued)

Time Deposits: The Fund places excess cash balances into overnight time deposits with one or more eligible deposit institutions that meet credit and risk standards approved by the Fund. These are classified as short-term investments in the Schedule of Investments.

Foreign Currency Translations: The records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included in realized and unrealized gain or loss on investments. Net unrealized foreign currency gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates.

Direct Investments: The Fund may invest up to 25% of the net proceeds from its offering of its outstanding common stock in Direct Investments; however, the Board of the Fund has suspended additional investments in Direct Investments. Direct Investments are generally restricted and do not have a readily available resale market. Because of the absence of any public trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices on these sales could be less than those originally paid by the Fund. Issuers whose securities are not publicly traded may not be subject to public disclosure and other investor protections requirements applicable to publicly traded securities. At October 31, 2024, the Fund did not hold Direct Investments.

Indemnification Obligations: Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

Security Transactions and Investment Income: Security transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, or, in the case of dividend income on foreign securities, on the ex-dividend date or when the Fund becomes aware of its declaration. Interest income is recorded on the accrual basis. All premiums and discounts are amortized/accreted for both financial reporting and federal income tax purposes.

Dividends and Distributions: The Fund intends to distribute to its stockholders, at least annually, substantially all of its net investment income and any net realized capital gains. Distributions to stockholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different

Notes To Financial Statements (continued)

periods for financial statement and tax purposes will reverse at some time in the future. Unless the Board elects to make distributions in shares of the Fund’s common stock, the distributions will be paid in cash, except with respect to stockholders who have elected to participate in the Fund’s Dividend Reinvestment and Cash Purchase Plan.

Federal Taxes: It is the Fund’s policy to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended (“Code”) and to distribute to stockholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended October 31, 2024, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. For the previous three years the Fund remains subject to examination by the Fund’s major tax jurisdictions, which include the United States of America and the State of Maryland. The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.

The tax character of distributions the Fund made during the year ended October 31, 2024 were $184,891 from ordinary income. The tax character of distributions the Fund made during the year ended October 31, 2023 was $888 from ordinary income and $6,874,509 from net long-term capital gains.

Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the composition of net assets reported under GAAP. As of October 31, 2024, no reclassifications were made between distributable earnings and paid in capital.

As of October 31, 2024, the components of distributable earnings on tax basis were $1,456,341 of undistributed ordinary income, $31,379,939 (LT: $29,721,058 and ST: $1,658,881) of capital loss carryforward (capital loss carryforward do not expire) and $250,083 of net unrealized depreciation on investments and currency, resulting in total accumulated losses of $30,173,681.

At October 31, 2024, the cost of investments for federal income tax purposes was $149,097,116. Gross unrealized appreciation of investments was $23,133,012 while gross unrealized depreciation of investments was $23,382,946, resulting in net unrealized depreciation of investments of $249,934.

NOTE B — ADVISORY FEE AND OTHER TRANSACTIONS

Matthews Asia is the investment manager for the Fund’s listed assets (“Listed Assets”). Matthews Asia receives a fee, computed and accrued daily and paid monthly at an annual rate of 0.70% if assets exceed $150 million and 0.80% if assets do not exceed $150 million. Effective for one year from February 1, 2024, the Investment Manager has agreed to voluntarily waive a portion of the fee it receives from the Fund by reducing the management fee rate applied when the Fund’s monthly average assets are less than $150 million from 0.80% to 0.75%. After the one year period the fee waiver will terminate without further notice, unless the Investment Manager, in its sole discretion, agrees to continue the waiver. For the year ended October 31, 2024, the investment management fee rate was equivalent to an annual effective rate of 0.76% of the Fund’s average daily net assets. For the year ended October 31, 2024, no fees were paid for Direct Investments as the Fund held no such investments during the year.

Notes To Financial Statements (continued)

An officer of the Fund is affiliated with Matthews Asia. He does not receive any compensation from the Fund for serving as an officer of the Fund.

BBH provides, or arranges for the provision of certain administrative services for the Fund, including preparing certain reports and other documents required by federal and/or state laws and regulations. For these services, the Fund pays BBH a fee that is calculated daily and paid monthly at an annual rate based on aggregate average daily assets of the Fund, subject to a monthly minimum fee. The Fund also pays BBH an annual fee for certain legal administration services, including corporate secretarial services and preparing regulatory filings.

The Fund has also contracted with BBH to provide custody and fund accounting services to the Fund. For these services, the Fund pays BBH asset-based fees, subject to a minimum fee, that vary according to the number of positions and transactions plus out-of-pocket expenses.

NOTE C — FUND SHARES

At October 31, 2024, there were 100,000,000 shares of $0.01 par value capital stock authorized, of which 9,783,829 were issued and outstanding.

For the year ended October 31, 2024, the Fund repurchased 246,126 shares of its common stock, valued at $2,640,413 from stockholders participating in the repurchases under the Fund’s discount management program.

	For Year Ended October 31, 2024	For Year Ended October 31, 2023
Shares outstanding at beginning of year	10,029,955	10,258,595
Shares repurchased	(246,126)	(228,640)
Shares outstanding at end of year	9,783,829	10,029,955

NOTE D — DISCOUNT MANAGEMENT PROGRAM

On February 6, 2019, the Fund announced that its Board approved a Discount Management Program (the “Program”) which authorizes management to make open market purchases in an aggregate amount up to 10% of the Fund’s common shares outstanding as of the close of business on October 31 of the prior year. This limit may be increased or decreased by the Board at any time. Under the Program, the Fund expects to repurchase its common shares in the open market on any trading day that the Fund’s shares are trading above the discount threshold. On each day that shares are repurchased, the Fund repurchases its shares within the limits permitted by law. The Program is intended to enhance stockholder value, as repurchases made at a discount may have the effect of increasing the per share NAV of the Fund’s remaining shares. There is no assurance, however, that the market price of the Fund’s shares, either absolutely or relative to NAV, will increase as a result of any share repurchases. These repurchases may be commenced or suspended at any time or from time to time without any notice. Any repurchases will be disclosed in the Fund’s stockholder reports for the relevant fiscal periods.

Notes To Financial Statements (continued)

For the fiscal year ended October 31, 2024, the Fund repurchased 246,126 (October 31, 2023: 228,640) of its shares at an average price of $10.73 (October 31, 2023: $12.44) per share (including brokerage commissions) at an average discount of 15.68% (October 31, 2023: 13.43%). These repurchases had a total cost of $2,640,413 (October 31, 2023: $2,843,434). The Board will continue to review the Program and its effectiveness, and, as appropriate, may make further enhancements as it believes are necessary.

NOTE E — CONDITIONAL PERFORMANCE TENDER OFFER POLICY

On January 24, 2023 the Board announced the adoption of a policy pursuant to which the Fund intends to conduct a performance tender offer for up to twenty-five percent (25%) of the Fund’s then-issued and outstanding shares of common stock on or before March 31, 2028, and on each fifth-year anniversary thereafter, if the Fund’s investment performance does not equal or exceed that of the Fund’s performance benchmark, the MSCI China All Shares Index, for the period commencing on January 1, 2023 and ending on December 31, 2027 (and for each five-year performance period thereafter) (the “Performance Policy”). The offer size, price at which shares are to be tendered, and other terms and conditions of such performance tender offer would be determined by the Board in its discretion based on its review and consideration of market conditions at that time and any other factors it deems relevant. The Board would proceed with a performance tender offer pursuant to the Performance Policy only to the extent it would be consistent with the best interests of the Fund and its stockholders under then-current circumstances. The Board will not eliminate or materially modify the Performance Policy without first notifying the Fund’s stockholders.

NOTE F — INVESTMENT TRANSACTIONS

For the fiscal year ended October 31, 2024, the Fund’s cost of purchases and proceeds from sales of investment securities, other than short-term securities, were $72,322,168 and $76,040,592, respectively.

NOTE G — INVESTMENTS IN CHINA

The Fund’s investments in Chinese companies involve certain risks not typically associated with investments in securities of U.S. companies or the U.S. Government, including risks relating to (1) social, economic and political uncertainty; (2) price volatility, lesser liquidity and smaller market capitalization of securities markets in which securities of Chinese companies trade; (3) currency exchange fluctuations, currency blockage and higher rates of inflation; (4) controls on foreign investment and limitations on repatriation of invested capital and on the Fund’s ability to exchange local currencies for U.S. dollars; (5) governmental involvement in and control over the economy; (6) risk of nationalization or expropriation of assets; (7) the nature of the smaller, less seasoned and newly organized Chinese companies, particularly in China; and (8) the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements and less government supervision and regulation.

In June 2021, the President of the United States issued an Executive Order (the “Order”) to prohibit, among other things, any transaction by any U.S. person in publicly traded securities of certain companies determined to be involved with China’s surveillance technology sector. The Order, which took effect on August 2, 2021, expands the scope of a

Notes To Financial Statements (continued)

previously issued Executive Order that prohibited U.S. persons’ transactions in companies determined to be affiliated with China’s military. The Order, and any similar future actions by the United States government, may limit the securities in which the Fund may invest, and adversely affect the Fund’s performance.

The Chinese government plays a major role in the country’s economic policies regarding foreign investments. Foreign investors are subject to the risk of loss from expropriation or nationalization of their investment assets and property, governmental restrictions on foreign investments and the repatriation of capital invested. The Chinese government may intervene or seek to control the operations, structure, or ownership of Chinese companies, including with respect to foreign investors of such companies. For example, the Fund may invest to a significant extent in variable interest entity (“VIE”) structures. VIE structures can vary, but generally consist of a U.S.-listed company with contractual arrangements, through one or more wholly-owned special purpose vehicles, with a Chinese company that ultimately provides the U.S.-listed company with contractual rights to exercise control over and obtain economic benefits from the Chinese company. The VIE structure enables foreign investors, such as the Fund, to obtain investment exposure similar to that of an equity owner in a Chinese company in situations in which the Chinese government has restricted or prohibited the ownership of such company by foreign investors. As a result, an investment in a VIE structure subjects the Fund to the risks associated with the underlying Chinese company. Intervention by the Chinese government into the operation or ownership of VIE structures could significantly and adversely affect the Chinese company’s performance and thus, the value of the Fund’s investment in the VIE, as well as the enforceability of the VIE contractual arrangements with the underlying Chinese company. In the event of such an occurrence, the Fund, as a foreign investor, may have little or no legal recourse. The Fund’s investment in a VIE structure is also subject to the risk that the underlying Chinese company (or its officers, directors, or Chinese equity owners) may breach its contractual arrangements with the other entities in the VIE structure, or Chinese law changes in a way that adversely affects the enforceability of these arrangements, or those contracts are otherwise not enforceable under Chinese law, in which case the Fund may suffer significant losses on its VIE investments with little or no recourse available.

NOTE H — FAIR VALUE MEASUREMENT

The Fund has adopted fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

●	Level 1 — Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

●	Level 2 — Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

●	Level 3 — Inputs that are unobservable.

Notes To Financial Statements (continued)

The following is a summary of the inputs used as of October 31, 2024 in valuing the Fund’s investments carried at value:

ASSETS VALUATION INPUT

Description*	Level 1	Level 2	Level 3	Total
Common Stock	$16,531,414	$123,978,573	$—	$140,509,987
Collateral For Securities On Loan	4,347,176	—	—	4,347,176
Short Term Investments	3,990,019	—	—	3,990,019
TOTAL INVESTMENTS	$24,868,609	$123,978,573	$—	$148,847,182

*	Please refer to the Schedule of Investments for additional security details.

NOTE I — DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

The Fund did not enter into any derivatives transactions or hedging activities for the fiscal year ended October 31, 2024.

NOTE J — NEW ACCOUNTING PRONOUNCEMENTS

In November 2023, the FASB issued ASU 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures (“ASU 2023-07”). This change is intended to improve reportable segment disclosure requirements, primarily through enhanced disclosures about significant segment expenses, allowing financial statement users to better understand the components of a segment’s profit or loss and assess potential future cash flows for each reportable segment and the entity as a whole. The amendments expand a public entity’s segment disclosures by requiring disclosure of significant segment expenses that are regularly provided to the chief operating decision maker (“CODM”), clarifying when an entity may report one or more additional measures to assess segment performance, requiring enhanced interim disclosures and providing new disclosure requirements for entities with a single reportable segment, among other new disclosure requirements. The amendments are effective for fiscal years beginning after December 15, 2023 and interim periods within fiscal years beginning after December 15, 2024, and early adoption is permitted. Fund Management has evaluated the impact of adopting this guidance with respect to the financial statements and disclosures and determined there is no impact for the Funds.

NOTE K — SUBSEQUENT EVENTS

Management has evaluated all subsequent transactions and events through December 23, 2024, the date on which these financial statements were available to be issued.

There were no subsequent events requiring adjustment or additional disclosure in the financial statements.

Report of Independent
Registered Public Accounting Firm

To the Shareholders and Board of Directors
of The China Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of The China Fund, Inc. (the “Fund”), including the schedule of investments, as of October 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Fund’s auditor since 2012.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2024 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 23, 2024

THE CHINA FUND, INC.

Other Information (unaudited)

Results of Annual Stockholder Meeting held on March 14, 2024

1. Election of Director – the stockholders of the Fund elected the following Director to serve for a three year term expiring on the date of which the annual meeting of stockholder is held in 2027.

Description*	Votes Cast for	Votes Against/Withheld
Julian Reid	8,044,022	350,783

TAX INFORMATION

Foreign Taxes Credit: The Fund designates $268,131 as foreign taxes paid and $3,605,240 as foreign source income earned for regular Federal income tax purposes.

Qualified Dividend Income: For the fiscal year ended October 31, 2024, the Fund will designate up to the maximum amount allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for reduced tax rates. These lower rates range from 5% to 15% depending on the individual’s tax bracket. Complete information will be reported in conjunction with the Form 1099-DIV. For the year ended October 31, 2024, the Fund had $2,685,870 in Qualified Dividend Income and 0% of total ordinary income dividends paid qualified for the corporate dividends received deduction.

PRIVACY POLICY

Privacy Notice

The China Fund, Inc. collects nonpublic personal information about its stockholders from the following sources:

■ Information it receives from stockholders on applications or other forms; and

■ Information about stockholder transactions with the Fund.

The Fund’s policy is to not disclose nonpublic personal information about its stockholders to nonaffiliated third parties (other than disclosures permitted by law).

The Fund restricts access to nonpublic personal information about its stockholders to those agents of the Fund who need to know that information to provide products or services to stockholders. The Fund maintains physical, electronic and procedural safeguards that comply with federal standards to guard its stockholders’ nonpublic personal information.

QUARTERLY PORTFOLIO OF INVESTMENTS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. The Fund’s Form N-PORT

THE CHINA FUND, INC.

Other Information (unaudited) (continued)

reports are available on the SEC’s website at http://www.sec.gov or on the Fund’s website at www.chinafundinc.com or upon request by calling 1-888-246-2255.

PROXY VOTING POLICIES & PROCEDURES

A description of the policies and procedures that the Fund has adopted to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30 is available (i) without charge, upon request, by calling the Fund’s stockholder servicing agent at 1-888-246-2255 and on the Securities and Exchange Commission website at www.sec.gov.

CERTIFICATIONS

The Fund’s principal executive officer has certified to the New York Stock Exchange that, as of April 3, 2024, he was not aware of any violation by the Fund of applicable New York Stock Exchange corporate governance listing standards. The Fund also has included the certifications of the Fund’s principal executive officer and principal financial officer required by Section 302 and Section 906 of the Sarbanes-Oxley Act of 2002 in the Fund’s Form N-CSR filed with the Securities and Exchange Commission, for the period of this report.

Dividends and Distributions:
Summary of Dividend Reinvestment and Cash Purchase Plan (unaudited)

The Fund will distribute to stockholders, at least annually, substantially all of its net investment income from dividends and interest earnings and expects to distribute any net realized capital gains annually. Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the “Plan”), adopted by the Fund, each stockholder will automatically be a participant (a “Participant”) in the Plan unless Computershare Trust Company, N.A., the Plan Agent, is otherwise instructed by the stockholder to have all distributions, net of any applicable U.S. withholding tax, paid in cash. Stockholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the stockholder by Computershare Trust Company, N.A., as paying agent. Stockholders who do not wish to have distributions automatically reinvested should notify the Fund by contacting Computershare Trust Company, N.A. c/o The China Fund, Inc. at P.O. Box 43006, Providence, RI 02940-3006, by telephone at 1-800-426-5523 or via the Internet at www.computershare.com/investor.

Whenever the Directors of the Fund declare a capital gains distribution or an income dividend payable only in shares of the Fund’s common stock (including such a declaration that provides an option to receive cash), Participants will take such distribution or dividend entirely in shares of common stock to be issued by the Fund, and the Plan Agent shall automatically receive such shares of common stock, including fractions, for the Participant’s account.

Whenever a dividend or distribution is declared payable in cash or shares of the Fund’s common stock, the Plan will operate as follows: (i) whenever the market price per share of common stock equals or exceeds the net asset value per share at the time shares of common stock are valued for the purpose of determining the number of shares of common stock equivalent to the dividend or distribution (the “Valuation Date”), Participants will be issued shares of common stock by the Fund valued at net asset value or, if the net asset value is less than 95% of the market price on the Valuation Date, then Participants will be issued shares valued at 95% of the market price; and (ii) whenever the net asset value per share of the common stock on the Valuation Date exceeds the market price of a share of the common stock on the Valuation Date, Participants will receive shares of common stock of the Fund purchased in the open market. The Plan Agent will, as purchasing agent for the Participants, buy shares of common stock in the open market, on the New York Stock Exchange (the “Exchange”) or elsewhere, with the cash in respect of such dividend or distribution for the Participants’ accounts on, or shortly after, the payment date.

If the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as purchasing agent for the Participants, buy shares of common stock in the open market, on the Exchange or elsewhere, with the cash in respect of such dividend or distribution for the Participants’ accounts on, or shortly after, the payment date.

Participants in the Plan have the option of making additional payments to the Plan Agent annually, in any amount from $100 to $3,000 for investment in the Fund’s Common Stock. The Plan Agent will use all funds received from participants (as well as any dividends and capital gains distributions received in cash) to purchase Fund shares in the open market on January 15 of each year or the next trading day if January 15th is not a trading day. Participants may make voluntary cash payments by sending a check (in U.S. dollars and drawn on a U.S. Bank) made payable to “Computershare” along with a completed transaction form which is attached to each statement a Participant receives. The Plan Agent will not accept cash, traveler’s checks, money orders or third party checks. Any voluntary cash payments received more than thirty-five days prior to such date will be returned by the Plan Agent, and interest will

DIVIDENDS AND DISTRIBUTIONS:
SUMMARY OF DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (unaudited) (continued)

not be paid on any such amounts. The Plan Agent will wait up to three business days after receipt of a check to ensure it receives good funds and will then seek to purchase shares for optional cash investments on the next applicable investment date. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested. In the event that a Participant’s check for a voluntary cash payment is returned unpaid for any reason, the Plan Agent will consider the request for investment of such funds null and void, and shall immediately remove from the Participant’s account those shares, if any, purchased upon the prior credit of such funds. The Plan Agent shall be entitled to sell shares to satisfy any uncollected amount plus any applicable fees. If the net proceeds of the sale of such shares are insufficient to satisfy the balance of such uncollected amounts, the Plan Agent shall be entitled to sell such additional shares from the Participant’s account as may be necessary to satisfy the uncollected balance.

For all purposes of the Plan: (a) the market price of shares of common stock of the Fund on a particular date shall be the last sales price on the Exchange on the close of the previous trading day or, if there is no sale on the Exchange on that date, then the mean between the closing bid and asked quotations for such stock on the Exchange on such date, (b) Valuation Date shall be the dividend or distribution payment date or, if that date is not an Exchange trading day, the next preceding trading day, and (c) net asset value per share of common stock on a particular date shall be as determined by or on behalf of the Fund.

The open-market purchases provided for above may be made on any securities exchange where the shares of common stock of the Fund are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. In every case the price to the Participant shall be the weighted average purchase price obtained by the Plan Agent’s broker, net of fees. Funds held by the Plan Agent will not bear interest. In addition, it is understood that the Plan Agent shall have no liability (other than as provided in the Plan) in connection with any inability to purchase shares of common stock within 30 days after the payment date of any dividend or distribution as herein provided or with the timing of any purchases effected. The Plan Agent shall have no responsibility as to the value of the shares of common stock of the Fund acquired for any Participant’s account. Whenever the Plan Agent, as purchasing agent for the Participants, is to buy shares of common stock in the open market, on the Exchange or elsewhere, with the cash in respect of a dividend or distribution, to the extent the Plan Agent is able to do so and, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the common stock, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the common stock, resulting in the acquisition of fewer shares of common stock than if the income dividend or capital gains distribution had been paid in common stock issued by the Fund. The Plan Agent will apply all cash received as an income dividend or capital gains distribution to purchase shares of common stock on the open market as soon as practicable after the payment date of such dividend or capital gains distributions, but in no event later than 30 days after such date, except where necessary to comply with applicable provisions of the federal securities laws.

The Plan Agent will confirm in writing, each trade for a Participant’s account and each share deposit or share transfer promptly after the account activity occurs. The statement will show the number of shares held, the number of shares for which dividends are being reinvested, any cash received for purchase of shares, the price per share for any purchases or sales, and any applicable fees for each transaction charged the Participant. In the event the only activity in a Participant’s account is the reinvestment of dividends, this activity will be confirmed in a statement on at least a

DIVIDENDS AND DISTRIBUTIONS:
SUMMARY OF DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (unaudited) (continued)

quarterly basis. If the Fund pays an annual dividend and the only activity in a Participant’s account for the calendar year is the reinvestment of such dividend, the Participant will receive an annual statement. These statements are a Participant’s continuing record of the cost basis of purchases and should be retained for income tax purposes.

The Plan Agent will hold shares of common stock acquired pursuant to the Plan in non-certificated form in the name of the Participant for whom such shares are being held and each Participant’s proxy will include those shares of common stock held pursuant to the Plan. The Plan Agent will forward to each Participant any proxy solicitation material received by it. In the case of stockholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the name of such Participants and held for the account of beneficial owners who participate in the Plan. Upon a Participant’s Internet, telephone or written request, the Plan Agent will deliver to her or him, without charge, a certificate or certificates representing all full shares of common stock held by the Plan Agent pursuant to the Plan for the benefit of such Participant.

Participants will not be charged a fee in connection with the reinvestment of dividends or capital gains distributions. The Plan Agent’s transaction fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. However, Participants will be charged a per share fee (currently $0.05) incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends or capital gains distributions and with purchases from voluntary cash payments made by the Participant. A $2.50 transaction fee and a per share fee of $0.15 will also be charged by the Plan Agent upon any request for sale. Per share fees include any brokerage commissions the Plan Agent is required to pay.

The automatic reinvestment of dividends and distributions will not relieve participants of any income tax which may be payable on such dividends and distributions. Participants will receive tax information annually for their personal records and to help them prepare their federal income tax return. For further information as to tax consequences of participation in the Plan, Participants should consult with their own tax advisors.

These terms and conditions may be amended or supplemented by the Plan Agent or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to the Stockholders appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by the Participants unless, prior to the effective date thereof, the Plan Agent receives written notice of the termination of a Participant’s account under the Plan. Any such amendment may include an appointment by the Plan Agent in its place and stead of a successor Plan Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent under these terms and conditions. Upon any such appointment of a successor Plan Agent for the purposes of receiving dividends and distributions, the Fund will be authorized to pay to such successor Plan Agent, for the Participants’ accounts, all dividends and distributions payable on the shares of common stock held in the Participants’ name or under the Plan for retention or application by such successor Plan Agent as provided in these terms and conditions.

Requests for copies of the Plan, which sets forth all of the terms of the Plan, and all correspondence concerning the Plan should be directed to Computershare Trust Company, N.A., the Plan Agent for The China Fund, Inc., in writing at P.O. Box 43006, Providence, RI 02940-3006, by telephone at 1-800-426-5523 or via the Internet at www.computershare.com/investor.

Investment Objective and Policies (unaudited)

The investment objective of the Fund is long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in equity securities (i) of companies for which the principal securities trading market is in China, (ii) of companies for which the principal securities trading market is outside of China, or constituting direct equity investments (as defined herein) in companies organized outside of China, that in both cases derive at least 50% of their revenues from goods or services sold or produced, or have at least 50% of their assets, in China or (iii) constituting direct equity investments in companies organized in China (“Direct Investments”) (collectively, “China companies”). The Fund’s investment objective is a fundamental policy and may not be changed without the approval of a majority of the Fund’s outstanding voting securities. As used herein, a “majority of the Fund’s outstanding voting securities” means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented, and (ii) more than 50% of the outstanding shares. There is no assurance the Fund will be able to achieve its investment objective. Income is not a consideration in selecting investments or an investment objective.

The Fund has a policy to invest, under normal market conditions, at least 80% of its assets in China and Taiwan companies. For purposes of this policy, “China” means the People’s Republic of China, which includes Hong Kong. The Board of Directors of the Fund may change the 80% policy, but the Fund must provide its stockholders with at least 60 days’ notice prior to any such change. An equity security is defined as common or preferred stock (including convertible preferred stock); bonds, notes or debentures convertible into common or preferred stock; stock purchase warrants or rights; equity interests in trusts, partnerships, joint ventures or similar enterprises; or American, Global or other types of depositary receipts. Determinations as to eligibility will be made by the Investment Manager based on publicly available information and inquiries made to the companies. To the extent the Fund’s assets are not invested in equity securities of China companies, the Fund’s assets will be invested in debt securities of the kind described under “—Temporary Investments” below.

The Fund’s definition of China companies includes companies that may have characteristics and business relationships common to companies in other countries. As a result, the value of the securities of such companies may reflect economic and market forces in such other countries, as well as in China. The Fund believes, however, that investment in such companies will be appropriate because the Fund will invest only in those companies which, in its view, have sufficiently strong exposure to economic and market forces in China such that their value will tend to reflect developments in China to a greater extent than developments in other countries. For example, the Fund may invest in companies organized and located in countries outside of China, including companies having their entire production facilities outside of China, when such companies meet one of the elements of the Fund’s definition of China companies.

The Fund may invest up to 25% of the net proceeds from its offerings of its outstanding Common Stock in Direct Investments; however, the Board of the Fund has suspended additional investments in Direct Investments.

In addition, there are a limited number of companies with securities listed on stock exchanges in China in which the Fund may invest; however, the Fund anticipates that the number of such securities will increase substantially in the future and the Fund intends to invest in a broad range of such securities as they become available. In addition, for temporary defensive purposes, the Fund may invest less than 80% of its assets in equity securities of China companies, in which case the Fund may invest in debt securities of the kind described under “—Temporary Investments” below.

Investment Objective and Policies (unaudited) (continued)

The Fund invests its assets over a broad spectrum of the Chinese economy, including, as conditions warrant from time to time, trade, financial and business services, transport and communications, manufacturing, real estate, textiles, food processing and construction, among others. In selecting industries and companies for investment, the Investment Manager considers overall growth prospects, competitive positions in export markets, technologies, research and development, productivity, labor costs, raw material costs and sources, profit margins, returns on investment, capital resources, government regulation, management and other factors. The Fund is not permitted to invest more than 25% of its assets in any one industry.

The Fund is permitted to invest indirectly in securities of China companies through sponsored or unsponsored American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and other types of depositary receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as “Depositary Receipts”), to the extent such Depositary Receipts become available. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities. In addition, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are depositary receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. For purposes of the Fund’s investment policies, the Fund’s investments in Depositary Receipts are deemed to be investments in the underlying securities.

The Fund intends to purchase and hold securities for long-term capital appreciation and does not expect to trade for short-term gain. Accordingly, it is anticipated that the annual portfolio turnover rate normally will not exceed 75%, although in any particular year market conditions could result in portfolio activity at a greater or lesser rate than anticipated. The portfolio turnover rate for a year is calculated by dividing the lesser of sales or purchases of portfolio securities during that year by the average monthly value of the Fund’s portfolio securities, excluding money market instruments. The rate of portfolio turnover will not be a limiting factor when the fund deems it appropriate to purchase or sell securities for the Fund.

Temporary Investments

During periods in which the Investment Manager believes changes in economic, financial or political conditions make it advisable, the Fund may, for temporary defensive purposes, reduce its holdings in equity securities and invest in certain short-term (less than 12 months to maturity) and medium-term (not greater than five years to maturity) debt securities or hold cash. The short-term and medium-term debt securities in which the Fund may invest consist of (a) obligations of the U.S., Chinese or Hong Kong governments, their respective agencies or instrumentalities; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers’ acceptances) of U.S. or foreign banks denominated in any currency; (c) floating rate securities and other instruments denominated in any

Investment Objective and Policies (unaudited) (continued)

currency issued by various governments or international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of U.S., Chinese or Hong Kong corporations; and (e) repurchase agreements with banks and broker-dealers with respect to such securities. The Fund intends to invest for temporary defensive purposes only in short-term and medium-term debt securities that the Investment Manager believes to be of high quality, i.e., subject to relatively low risk of loss of interest or principal (there is currently no rating system for debt securities in China).

Repurchase agreements with respect to the securities described in the preceding paragraph are contracts under which a buyer of a security simultaneously commits to resell the security to the seller at an agreed upon price and date. Under a repurchase agreement, the seller is required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. The Investment Manager will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price, including accrued interest. Repurchase agreements may involve risks in the event of default or insolvency of the seller, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities.

Foreign Currency and Other Hedging Transactions, Options and Futures Contracts

In order to hedge against foreign currency exchange rate risks, the Fund is authorized to enter into forward foreign currency exchange contracts and foreign currency futures contracts and to purchase and write (sell) put or call options on foreign currency and on foreign currency futures contracts. However, with respect to the Chinese renminbi, there currently is not a viable market in which the Fund may engage in any of the foregoing hedging transactions. The Fund also is authorized to hedge against equity market and interest rate fluctuations affecting portfolio securities by entering into stock options, stock index futures transactions, interest rate futures contracts and options thereon.

The Fund’s dealings in forward foreign exchange are limited to hedging involving either specific transactions or portfolio positions. The Fund does not speculate in foreign currencies. Transaction hedging is the purchase or sale of forward foreign currency with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities, the sale of shares of the Fund or payment of dividends and distributions by the Fund. Position hedging is the sale of forward foreign currency with respect to portfolio security positions denominated or quoted in such foreign currency. The Fund has no limitation on transaction hedging. The Fund may not commit more than 5% of its assets to position hedging contracts and will not enter into foreign currency hedging transactions where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund’s assets denominated in that currency.

The Fund is authorized to enter into securities options transactions in order to hedge all or a portion of its portfolio investments. In addition, the Fund may seek to hedge all or a portion of the investments held by it, or which it intends to acquire, against adverse market fluctuations by entering into stock index futures contracts and options thereon. Currently, the Fund’s ability to engage in these transactions is circumscribed by the absence of a market for options or futures with respect to Chinese securities.

Investment Objective and Policies (unaudited) (continued)

The Fund has claimed an exclusion from the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

There currently are limited options and futures markets for Chinese currency, securities and indexes and the nature of the strategies adopted by the Investment Manager and the extent to which those strategies are used will depend on the development of those markets. The Fund will normally engage in transactions in options and futures which are traded on a recognized securities or futures exchange, including non-U.S. exchanges to the extent permitted by the Commodity Futures Trading Commission (“CFTC”). Moreover, when the Fund purchases a futures contract or a call option thereon or writes a put option thereon, an amount of cash or high quality, liquid securities, including U.S. government securities, will be deposited in a segregated account with the Fund’s Custodian so that the amount so segregated, plus the amount of initial and variation margin held in the account of its broker, equals the market value of the futures contract, thereby assuring that the use of such futures is unleveraged.

Lending of Portfolio Securities

Subject to the prior approval of the Fund’s Board of Directors, the Fund may from time to time, for purposes of increasing its income, lend securities (but not in excess of 25% of its net assets) from its portfolio to brokers, dealers and financial institutions and receive collateral in cash or securities believed by the Investment Manager to be equivalent to securities rated investment grade or higher by Standard & Poor’s Corporation or Moody’s Investors Service, Inc. which, while the loan is outstanding, will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Currently, no regular market exists for the lending of Chinese securities.

Any cash collateral received by the Fund in such arrangements will be invested in short-term securities, the income from which will increase the return to the Fund. The Fund will retain all rights of beneficial ownership as to the loaned portfolio securities, including voting rights and rights to interest or other distributions, and will have the right to regain record ownership of loaned securities to exercise such beneficial rights. Such loans will be terminable at any time. The Fund may pay finders’, administrative and custodial fees to persons unaffiliated with the Fund in connection with the arranging of such loans. The Fund will not loan portfolio securities to the extent such activity would jeopardize its status as a regulated investment company under Subchapter M of the Code.

Risk Factors and Special Considerations (unaudited)

Investors should recognize that investing in the Fund, and in equity securities of China companies in general, involves certain risks and special considerations, including those set forth below, which are not typically associated with investing in securities of U.S. issuers.

Political, Economic and Other Factors

The value of the Fund’s assets may be adversely affected by political, economic or social instability in China, diplomatic developments and changes in Chinese law or regulations. In addition, the economy of China may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position, among others. Only relatively recently has China permitted private economic activities, and the government of China has exercised and continues to exercise substantial control over many sectors of the Chinese economy through regulation and state ownership. Accordingly, government actions in the future, including any decision not to continue to support the economic reform programs implemented in 1978 and to return to the completely centrally planned economy that existed prior to 1978, could have a significant effect on economic conditions in China, which could affect private sector companies and the Fund, and market conditions, prices and yields of securities in the Fund’s portfolio. China is a socialist state which since 1949 has been, and is expected to continue to be, controlled by the Communist Party of China and its present reforms, policies and regulatory climate may change without advance notice.

Continued economic growth and development in China, as well as opportunities for foreign investment in and prospects of private sector enterprises in China, will be dependent in many respects upon the implementation of the economic reform program begun in 1978. Although this program has been reaffirmed in China’s Five-Year Economic Plans, there can be no assurance that the Chinese government will continue to support this program or that the program will result in growth of the Chinese economy.

The Chinese government exercises significant control over China’s economy through its industrial policies (e, allocation of resources and other preferential treatment), monetary policy, management of currency exchange rates, and management of the payment of foreign currency-denominated obligations. For over three decades, the Chinese government has been reforming economic and market practices, providing a larger sphere for private ownership of property, and interfering less with market forces. While currently contributing to growth and prosperity, these reforms could be altered or discontinued at any time. Changes in these policies could adversely impact affected industries or companies in China. In addition, the Chinese government may actively attempt to influence the operation of Chinese markets through currency controls, direct investments, limitations on specific types of transactions (such as short selling), limiting or prohibiting investors (including foreign institutional investors) from selling holdings in Chinese companies, or other similar actions. Such actions could adversely impact the Fund’s ability to achieve its investment objective.

Military conflicts, either in response to internal social unrest or conflicts with other countries, could disrupt the economic development in China. China’s long-running conflict over Taiwan remains unresolved, while territorial border disputes persist with several neighboring countries. While economic relations with Japan have deepened, the political relationship between the two countries has become more strained in recent years, which could weaken economic ties. There is also a greater risk involved in currency fluctuations, currency convertibility, interest rate

Risk Factors and Special Considerations (unaudited) (continued)

fluctuations and higher rates of inflation. The Chinese government also sometimes takes actions intended to increase or decrease the values of Chinese stocks. China’s economy, particularly its export oriented sectors, may be adversely impacted by trade or political disputes with China’s major trading partners, including the U.S.

In addition, as its consumer class continues to grow, China’s domestically oriented industries may be especially sensitive to changes in government policy and investment cycles. Social cohesion in China is being tested by growing income inequality and larger scale environmental degradation. Social instability could threaten China’s political system and economic growth, which could decrease the value of the Fund’s investments.

Following the establishment of the People’s Republic of China in 1949, the Chinese government renounced various debt obligations, which have never been paid, and expropriated assets without compensation. There can be no assurance that the Chinese government will not take similar actions in the future. An investment in the Fund involves a risk of a total loss.

The tax law and regulations of China are constantly changing, and they may be changed with retrospective effect. The interpretation and applicability of the tax law and regulations by tax authorities are not as consistent and transparent as those of more developed nations, and may vary from region to region.

Hong Kong has been governed by the Basic Law, which guarantees a high degree of autonomy from China in certain matters until 2047. If China were to exert its authority so as to alter the economic, political or legal structures or the existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected, which in turn could negatively affect markets and business performance and have an adverse effect on the Fund’s investments. There is uncertainty as to whether China will continue to respect the relative independence of Hong Kong and refrain from exerting a tighter grip on Hong Kong’s political, economic and social concerns. In addition, the Hong Kong dollar trades within a fixed trading band rate to (or is “pegged” to) the U.S. dollar. This fixed exchange rate has contributed to the growth and stability of the Hong Kong economy. However, some market participants have questioned the continued viability of the currency peg. It is uncertain what effect any discontinuance of the currency peg and the establishment of an alternative exchange rate system would have on capital markets generally and the Hong Kong economy.

Investments in non-U.S. issuers could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, restrictions on transfers of assets, lack of uniform accounting and auditing standards, less publicly available financial and other information and potential difficulties in enforcing contractual obligations.

Investment and Repatriation Restrictions

Foreign investment in the securities of China companies is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain China companies and increase the costs and expenses of the Fund. China may require governmental approval prior to investments by foreign persons or limit the amount of investment by foreign persons or limit the amount of investment by foreign persons in a particular company, or limit investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms than the classes available for purchase by nationals. Currently, China permits

Risk Factors and Special Considerations (unaudited) (continued)

investments by foreign persons in special shares (“B” shares), securities listed on Chinese securities exchanges (traded in U.S. dollars on the Shanghai Stock Exchange and in Hong Kong dollars on the Shenzhen Stock Exchange), but restricts investment in other securities listed on Chinese securities exchanges (“A” shares). In addition, China may restrict investment opportunities in issuers or industries deemed important to national interests. China may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in China’s balance of payments or for other reasons, China may impose temporary restrictions on foreign capital remittances abroad. Accordingly, the Fund treats investments with repatriation restrictions as illiquid for purposes of any applicable limitations under the 1940 Act. As a closed-end fund, the Fund is not currently limited in the amount of illiquid securities it may acquire. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. If for any reason the Fund was unable to distribute an amount equal to substantially all of its investment company taxable income (as defined for U.S. tax purposes) within applicable time periods, the Fund would cease to qualify for the favorable tax treatment afforded to regulated investment companies under the Code.

Chinese Corporate and Securities Laws

China currently has a civil law system that relies heavily on written statutes. Unlike common law systems, decisions made by the judicial courts are not considered binding precedent under the law. In addition, due to the limited volume of published cases and the non-binding nature of prior court decisions, interpretation and implementation of such laws and regulations and the enforcement of stockholders’ rights under such laws and regulations involve significant uncertainties. At present, the securities market and regulatory framework for the securities industry in China is at an early stage of development. Although legislation in China over the past two decades has significantly improved the protection afforded to various forms of foreign investment and contractual arrangements in China, these laws, regulations and legal requirements are relatively new and their interpretation and enforcement are constantly changing and involve uncertainties, which could limit the legal protections afforded to the Fund, and foreign investors. Further, there are differences between China’s accounting and auditing standards, reporting practices and disclosure requirements and those generally accepted internationally. In general, less audited information is available for Chinese companies than for companies in more developed countries. Such information as it is available may be less reliable than that published by or about companies in more developed countries. Laws regarding fiduciary duties of officers and directors, and the protection of investors, are especially undeveloped, and laws may not exist to cover all contingencies. As a result, the administration of laws and regulations by government agencies may be subject to considerable discretion. There are no uniform national laws or regulations addressing certain matters of concern to foreign investors in China, and usually only local laws or regulations will apply, which may not be as comprehensive as comparable U.S. laws. As legal systems in China develop, foreign investors may be adversely affected by new laws, changes to existing laws and preemption of local laws by national laws. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

Risk Factors and Special Considerations (unaudited) (continued)

Market Characteristics

Investments in China and more specifically, investments in securities of the Chinese domestic securities market listed and traded on China’s domestic stock exchanges (including China A Shares) are currently subject to certain additional risks. Purchase and ownership of China A Shares is generally restricted to Chinese investors and may only be accessible to foreign investors under certain regulatory frameworks as described herein. China A Shares may only be bought from, or sold to, the Fund from time to time where the relevant China A Shares may be sold or purchased on the Shanghai Stock Exchange (“SSE”) or the Shenzhen Stock Exchange (“SZSE”), as appropriate. The existence of a liquid trading market for China A Shares may depend on whether there is supply of, and demand for, China A Shares. Investors should note that the SSE and SZSE on which China A Shares are traded (collectively, the “China A Shares Markets”) are undergoing development and the market capitalization of, and trading volumes on, those exchanges may be lower than those in more developed financial markets. Market volatility and settlement difficulties in the China A Shares Markets may result in significant fluctuation in the prices of the securities traded on such markets and thereby changes in the Net Asset Value of the Fund. The China A Shares Markets are considered volatile and unstable (with the risk of suspension of a particular stock or government intervention).

In addition to their smaller size, lesser liquidity and greater volatility, the securities markets in mainland China, including Hong Kong, are less developed than U.S. securities markets. Disclosure and regulatory standards may, in many respects, be less stringent than U.S. standards. In addition, there is less extensive regulation of securities markets on which securities of China companies trade than in the United States, particularly in China. Accounting, auditing and financial standards and requirements may not have been established in some respects in China, or, to the extent established, differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of a China company may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. generally accepted accounting principles. There is substantially less publicly available information about China companies than there is about U.S. issuers and such information may be less reliable than that available about U.S. issuers. The securities markets in China are in the early stages of development and are undergoing a period of rapid growth and regulatory reform, which may lead to difficulties in settlement and recording of transactions and in interpreting and applying the relevant regulations and which may affect the Fund’s ability to invest in these markets. Furthermore, there is a low level of monitoring and regulation of the markets and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited. Interest and dividends on securities held by the Fund may be subject to withholding taxes imposed by China or other foreign governments.

Foreign Exchange Control

It should be noted that the RMB is currently not a freely convertible currency, as it is subject to foreign exchange control policies and repatriation restrictions imposed by the PRC government. There is no assurance that there will always be RMB available in sufficient amounts for the Fund to remain fully invested. Since 1994, the conversion of RMB into U.S. dollars has been based on rates set by the PBOC, which are set daily based on the previous day’s PRC interbank foreign exchange market rate. On July 21, 2005, the PRC government introduced a managed floating exchange rate system to allow the value of RMB to fluctuate within a regulated band based on market supply and

Risk Factors and Special Considerations (unaudited) (continued)

demand and by reference to a basket of currencies. In addition, a market maker system was introduced to the interbank spot foreign exchange market. In July 2008, China announced that its exchange rate regime was further transformed into a managed floating mechanism based on market supply and demand. Given the domestic and overseas economic developments, the PBOC decided to further improve the RMB exchange rate regime in June 2010 to enhance the flexibility of the RMB exchange rate. In March 2014, the PBOC decided to take a further step to increase the flexibility of the RMB exchange rate by expanding the daily trading band from +/-1% to +/-2% and may seek to do so again in the future.

However it should be noted that the PRC government’s policies on exchange control and repatriation restrictions are subject to change, and any such change may adversely impact the Fund. There can be no assurance that the RMB exchange rate will not fluctuate widely against the U.S. dollar or any other foreign currency in the future. Foreign exchange transactions under the capital account, including principal payments in respect of foreign currency-denominated obligations, currently continue to be subject to significant foreign exchange controls and require the approval of the State Administration of Foreign Exchange. On the other hand, the existing PRC foreign exchange regulations have significantly reduced government foreign exchange controls for transactions under the current account, including trade and service related foreign exchange transactions and payment of dividends. Nevertheless, it is unclear whether the PRC government will continue its existing foreign exchange policy or when the PRC government will allow free conversion of the RMB to foreign currencies.

Foreign Currency and Hedging Considerations

The Fund’s assets are invested principally in securities of China companies and substantially all of the income received by the Fund is in foreign currencies, including Chinese renminbi and Hong Kong dollars. However, the Fund computes and distributes its income in U.S. dollars, and the computation of income is made on the date that the income is earned by the Fund at the foreign exchange rate in effect on that date. If the value of the relevant foreign currency falls relative to the U.S. dollar between the earning of the income and the time at which the Fund converts the foreign currency to U.S. dollars, the Fund will be required to borrow money or liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. dollars to meet distribution requirements. The liquidation of investments, if required, may have an adverse impact on the Fund’s performance.

Since the Fund invests primarily in securities denominated or quoted in foreign currencies, changes in the exchange rates at which such foreign currencies may be converted into U.S. dollars will affect the dollar value of securities in the Fund’s portfolio and the unrealized appreciation or depreciation of investments. The exchange rate of RMB ceased to be pegged to U.S. dollars on July 21, 2005, resulting in a more flexible RMB exchange rate system. China Foreign Exchange Trading System, authorized by the PBOC, promulgates the central parity rate of RMB against U.S. dollars, Euro, Yen, pound sterling and Hong Kong dollar at 9:15 a.m. on each business day, which will be the daily central parity rate for transactions on the Inter-bank Spot Foreign Exchange Market and OTC transactions of banks. The exchange rate of RMB against the above-mentioned currencies fluctuates within a range above or below such central parity rate. As the exchange rates are based primarily on market forces, the exchange rates for RMB against other currencies, including U.S. dollars and Hong Kong dollars, are susceptible to movements based on external factors. There can be no assurance that such exchange rates will not fluctuate widely against U.S. dollars, Hong Kong dollars

Risk Factors and Special Considerations (unaudited) (continued)

or any other foreign currency in the future. From 1994 to July 2005, the exchange rate for RMB against U.S. dollar and the Hong Kong dollar was relatively stable. Since July 2005, the appreciation of RMB has begun to accelerate. Although the PRC government has constantly reiterated its intention to maintain the stability of RMB, it may introduce measures (such as a reduction in the rate of export tax refund) to address the concerns of the PRC’s trading partners. Therefore, the possibility that the appreciation of RMB will be further accelerated cannot be excluded. On the other hand, there can be no assurance that RMB will not be subject to devaluation.

The Fund may seek to protect the value of some portion or all of its portfolio holdings against currency risks by engaging in hedging transactions. Currently, there is no market in which the Fund may engage in many of these hedging transactions, including with respect to the renminbi, and there can be no guarantee that instruments suitable for hedging currency or market or interest rate shifts will be available at the time when the Fund wishes to use them. There can be no assurance that any hedging transactions will be successful and such hedging transactions could actually be counterproductive. The Fund is authorized to enter into forward currency exchange contracts and currency futures contracts and options on such futures contracts, as well as to purchase put or call options on foreign currencies, in U.S. or foreign markets, to the extent available. In order to hedge against adverse market shifts, the Fund is permitted to purchase put and call options on stocks, write covered call options on stocks and enter into stock index futures contracts and related options. The Fund also is authorized to hedge against interest rate fluctuations affecting portfolio securities by entering into interest rate futures contracts and options thereon.

A Share Risk

Under the prevailing Investment Regulations in China, no foreign investor can directly invest in the China A Share market without a qualified foreign institutional investor (“QFI”) license. Under these regulations, the Fund is not eligible to be a QFI. As a result, the Fund will only be able to invest indirectly in the A Share market, either through a derivative security or through an arrangement (“QFI Arrangement”) with a holder of a QFI license.

The investment regulations under which the Fund would invest in the A Share market are relatively new. In addition, the application and interpretation of these regulations is often unclear and there is no certainty as to how they will be applied.

It is likely that the Fund will attempt to gain exposure to the A Share market through a derivative instrument, such as a structured note or warrant, the return on which is linked to one or more A Shares. The Fund currently intends to purchase warrants from a financial institution, which would entitle the Fund, upon exercise of the warrant, to receive any appreciation in the market price of A shares of underlying Chinese companies over approximately the market price at the time of purchase. The warrants will be exercisable over specified periods. The Fund may also, in the future, purchase structured notes to gain exposure to the A share market. The return on the structured notes would be based on the return on A shares of one or more specified underlying Chinese companies during the term of the notes. The use of derivatives have risks, including imperfect correlation between the value of such instruments and the underlying assets and the possible default of the other party to the transaction. It is also possible that the Fund may attempt to obtain A Share exposure through a QFI Arrangement. It is important to note that under the current QFI Arrangement investment regulations, the Fund will not have any legal, beneficial or proprietary interest in or to the underlying A Shares it invests in pursuant to a QFI Arrangement. Under a QFI Arrangement, all A Shares acquired by a QFI license

Risk Factors and Special Considerations (unaudited) (continued)

holder on behalf of the Fund would be registered in the name of the QFI license holder, its local custodian and its local broker in accordance with Chinese law, and maintained in electronic form via a securities account with the China Securities Depository and Clearing Corporation Ltd. As a matter of Chinese law, the QFI will be treated as the owner of such A Shares. As a result, the Fund may suffer a loss of some or all of its interest in A Shares purchased in a QFI Arrangement if the QFI license holder becomes insolvent.

It must also be noted that a QFI license holder may be required to use the A Shares held for the account of the Fund for the account of any of the QFI’s other customers participating in a QFI Arrangement with the QFI for the purposes of settling trades entered into by those other customers.

The QFI investment regulations relating to the repatriation of principal and realized profits apply to the A Shares owned by a QFI as a whole. In this respect, there could be circumstances in which the Fund achieves realized profits in respect of its investments held through a QFI Arrangement but is unable to repatriate those profits because, as a whole, all of the A Shares held by that QFI has not made a profit during the relevant financial period. In addition, the Fund may not be able to repatriate all the realized profits attributable to its investments if the level of profitability of all of the A Shares held by that QFI as a whole is less than the profitability achieved by the Fund. There is also the possibility that the Fund may be unable to repatriate monies for an initial period of one year and after that only on a quarterly basis without incurring additional costs. The QFI investment regulations are relatively new. The application and interpretation of these regulations are subject to a certain degree of uncertainty as to how they will be applied.

Any investment by the Fund in the A Share market through a QFI Arrangement will be subject to exchange control and other requirements of SAFE concerning repatriation and remittance of funds. Under applicable Chinese law, the QFI license holder will be required to apply for permission to repatriate the whole or part of the funds (including realized profits) invested by the Fund through the QFI and restrictions on repatriation apply which may delay or prevent the Fund’s ability to repatriate amounts out of the QFI Arrangement. In particular, the Fund may only request withdrawal of funds periodically up to its pro rata share of the amount available for withdrawal by the QFI.

Further, violations of the QFI investment regulations arising out of activities relating to portions of a QFI’s A Share authorization that is being utilized by persons other than the Fund could result in revocation of or other regulatory action in respect of the authorization as a whole, including the portion utilized by the Fund.

Direct Investments

The Fund may invest up to 25% of the net proceeds of its offerings of its outstanding Common Stock in direct investments in China companies, which may involve a high degree of business and financial risk that can result in substantial losses. Because of the absence of any public trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices on these sales could be less than those originally paid by the Fund. Further, issuers whose securities are not publicly traded may not be subject to public disclosure and other investor protection requirements applicable to publicly traded securities. Certain of the Fund’s direct investments, particularly in China, may include investments in smaller, less seasoned companies, which may involve greater risks.

Risk Factors and Special Considerations (unaudited) (continued)

These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In addition, in the event the Fund sells unlisted securities, any capital gains realized on such transactions may be subject to higher rates of taxation than taxes payable on the sale of listed securities.

Net Asset Value Discount

Shares of closed-end investment companies frequently trade at a discount from net asset value. This characteristic of shares of a closed-end fund is a risk separate and distinct from the risk that a Fund’s net asset value will decrease. The Fund cannot predict whether its shares will trade at, below or above net asset value. Accordingly, the Common Stock of the Fund is designed primarily for long-term investors and should not be considered a vehicle for trading purposes.

Non-Diversification

The Fund is classified as a non-diversified investment company under the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of single issuer. Thus, the Fund may invest a greater proportion of its assets in the securities of a smaller number of issuers and, as a result, will be subject to greater risk of loss with respect to its portfolio securities. The Fund, however, intends to comply with the diversification requirements imposed by the Code for qualification as a regulated investment company.

Directors and Officers (unaudited)

The following table provides information concerning each of the Directors of the Fund. The Board of Directors is comprised of Directors who are not interested persons of the Fund, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. The Directors are divided into three classes, designated as Class I, Class II and Class III. The Directors in each such class are elected for a term of three years to succeed the Directors whose term of office expires. Each Director holds office until the expiration of his or her term and until his or her successor is selected and qualified.

Name (Age) and Address(1) of Directors or Nominees for Director	Position(s) Held with Fund	Director Since (Term Ends)	Principal Occupation(s) or Employment During Past Five Years	Number of Funds in the Complex(1) Overseen by the Director or Nominee	Other Directorships Held by Director or Nominee for Director in Publicly Held Companies
CLASS I
Julian Reid (1944)	Chairman of the Board and Director	2018 (2027)	Director and Chairman of 3a Funds Group (1998-Present).	1	Director and Chairman of the Board, The Korea Fund, Inc.
CLASS II
Richard A. Silver (1947)	Director	2018 (2025)	Retired.	1	Director, The Korea Fund, Inc.
Yan Hu (1963)	Director	2022 (2025)	Owner, Ink Stone Ltd. (2020-present); Advisor, Vermilion Partners (2016-present).	1	Director, The Korea Fund, Inc.
CLASS III
George J. Iwanicki (1961)	Director	2020 (2026)	GEM/Asia-Pacific Equity Investment Strategist, JP Morgan Asset Management (1992-2019)	1	None.

(1)	For purposes of Fund business, all Directors or Nominees for Directors, may be contacted at the following address: c/o Brown Brothers Harriman & Co., 50 Post Office Square, Boston, MA 02110.

(2)

The term “Fund Complex” means two or more registered investment companies that share the same investment adviser or principal underwriter or hold themselves out to investors as related companies for the purposes of investment and investor services.

Directors and Officers (unaudited) (continued)

Officers of the Fund

The following table provides information concerning each of the officers of the Fund.

Name (Age) and Address of Officers	Position(s) Held with Fund	Officer Since	Principal Occupation(s) or Employment During Past Five Years
Doug Byrkit (1970) Matthews Asia, 4 Embarcadero Center, Suite 550 San Francisco, CA 94111	President and Chief Executive Officer	Since 2024	Head of Distribution and Global Client Service, Matthews International Capital Management, LLC (2023-present); Head of Institutional-Americas, Dimensional Fund Advisors (2010-2023)
Patrick Keniston (1964) Foreside Fund Officer Services, LLC Three Canal Plaza, Suite 100 Portland, ME 04101	Chief Compliance Officer and Secretary	Chief Compliance Officer Since 2011; Secretary Since 2019	Managing Director, Foreside Fund Officer Services, LLC (2008-Present).
Thomas Perugini (1969) ACA Group Three Canal Plaza, Suite 100 Portland, ME 04101	Treasurer and Principal Financial Officer	Since 2024	Senior Principal Consultant/Principal Financial Officer, Foreside Fund Officer Services, LLC (2023-Present); VP Fund Administration Product, State Street Corp (2019-2023).

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THE CHINA FUND, INC.

United States Address

The China Fund, Inc.
c/o Brown Brothers Harriman & Co.
Fund Administration, 7th Floor
50 Post Office Square
Boston, MA 02110

Directors

Julian Reid, Chairman of the Board
Richard Silver
George Iwanicki
Yan Hu

Officers

Doug Byrkit, President and Chief Executive Officer
Patrick Keniston, Chief Compliance Officer and Secretary
Thomas Perugini, Treasurer and Principal Financial Officer

Investment Manager

Matthews International Capital Management, LLC

Stockholder Servicing Agent

EQ Fund Solutions

Administrator, Accounting Agent and Custodian

Brown Brothers Harriman & Co.

Transfer Agent, Dividend Paying Agent and Registrar

Computershare Trust Company, N.A.

Independent Registered Public Accounting Firm

Tait, Weller & Baker, LLP

Legal Counsel

Morgan, Lewis & Bockius, LLP

Notice is hereby given in accordance with Rule 23c-1 under the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at prevailing market prices.

Item 2. Code of Ethics.

(a)       The China Fund, Inc. (the “Fund”) has adopted a Code of Ethics that applies, in part, to the Fund’s principal executive officer, and principal financial officer, and any other persons performing similar functions.

(c)       There have been no amendments to the Fund’s Code of Ethics that are applicable to the Fund’s principal executive officer, principal financial officer, or any other persons performing similar functions during the reporting period for this Form N-CSR.

(d)       There have been no waivers granted by the Fund to its principal executive officer, principal financial officer, and any other persons performing similar functions during the reporting period for this Form N-CSR.

(f)       A copy of the Fund’s Code of Ethics is attached as exhibit 19(a)(1) to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

(a)	(1) The Board of Directors of the Fund has determined that the Fund has one member serving on the Fund’s Audit Committee that possesses the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial expert.”

(2) The name of the audit committee financial expert is Richard Silver. Mr. Silver has been deemed to be “independent” as that term is defined in Item 3(a)(2) of Form N CSR.

Item 4. Principal Accountant Fees and Services.

(a)        Audit Fees

For each of the fiscal years ended October 31, 2023 and October 31, 2024, Tait, Weller & Baker LLP (“Tait Weller”), the Fund’s independent registered public accounting firm, billed the Fund aggregate fees of US $50,000 for professional services rendered for the audit of the Fund’s annual financial statements.

(b)       Audit-Related Fees

For each of the fiscal years ended October 31, 2023 and October 31, 2024, Tait Weller did not bill the Fund any fees for assurances and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and are not reported under the section Audit Fees above.

(c)       Tax Fees

For each of the fiscal years ended October 31, 2023 and October 31, 2024, Tait Weller billed the Fund aggregate fees of US $5,000 for professional services rendered for tax compliance, tax advice, and tax planning. The nature of the services comprising the Tax Fees was the review of the Fund’s income tax returns and tax distribution requirements.

(d)       All Other Fees

For each of the fiscal years ended October 31, 2023 and October 31, 2024, Tait Weller did not bill the Fund for other fees.

(e)       The Fund’s Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided to the Fund by the Fund’s independent registered public accounting firm; provided, however, that the pre-approval requirement with respect to the provision of non-auditing services to the Fund by the Fund's independent accountants may be waived by the Audit Committee consistent with applicable law.

All of the audit and tax services described above for which Tait Weller billed the Fund fees for each of the fiscal years ended October 31, 2023 and October 31, 2024, were pre-approved by the Audit Committee.

For each of the fiscal years ended October 31, 2023 and October 31, 2024, the Fund’s Audit Committee did not waive the pre-approval requirement with respect to any non-audit services to be provided to the Fund by Tait Weller.

(f)        Not applicable.

(g)       For each of the fiscal years ended October 31, 2023 and October 31, 2024, Tait Weller did not bill the Fund any non-audit fees. For the fiscal years ended October 31, 2023 and October 31, 2024, Tait Weller did not provide any non-audit services to Matthews International Capital Management, LLC (“Matthews Asia”, or the “Investment Adviser”) or any other entity controlling, controlled by, or under common control with the Investment Adviser.

(h)       Tait Weller notified the Fund’s Audit Committee of any non-audit services it rendered to the Fund’s Investment Adviser and any entity controlling, controlled by, or under common control with the Investment Adviser that provides ongoing services to the Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, enabling the Audit Committee to consider whether such non-audit services were compatible with maintaining Tait Weller’s independence with respect to the Fund.

(i)         Not applicable.

(j)         Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)       The Fund has a separately-designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are George J. Iwanicki, Julian Reid, Richard A. Silver, and Yan Hu.

Item 6. Investments.

(a)       Schedule of Investments is included as part of Item 1.

(b)       Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Attached to this Form N-CSR as exhibit 19(a)(2) is a copy of the Fund’s proxy voting policies and procedures as well as a summary of the Investment Adviser’s proxy voting policies and procedures.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) As of December 29, 2024, the portfolio managers of the Fund are as follows:

Andrew Mattock, CFA

Lead Manager

Mr. Mattock joined Matthews in 2015. Mr. Mattock is U.S. based and has over 31 years of investment experience. Prior to joining Matthews, Mr. Mattock was a portfolio manager with Henderson Global Investors for 15 years.

Winnie Chwang

Co-Manager

Ms. Chwang joined Matthews in 2004 and has built her investment career at the firm. Ms. Chwang is U.S. based and has over 20 years of experience investing in Asia.

Sherwood Zhang

Co-Manager

Mr. Zhang joined Matthews in 2011. Mr. Zhang is Hong Kong based and has over 23 years of investment experience. Prior to joining Matthews, Mr. Zhang was an analyst at Passport Capital from 2007 to 2010, where he focused on such industries as property and basic materials in China as well as consumer-related sectors.

Hardy Zhu

Co-Manager

Mr. Zhu joined Matthews in 2011. Mr. Zhu is Hong Kong based and has over 17 years of investment experience. Prior to joining Matthews, Mr. Zhu was an Equity Analyst with Delaware Investments researching Chinese equities.

(a)(2) Below is information regarding each account, excluding the Fund, managed by each of the portfolio managers as of October 31, 2024. The advisory fee charged for managing each of the accounts listed below is not based on performance.

As of October 31, 2024, Mr. Mattock managed and advised 5 mutual funds with a total of approximately US$ 1,577.2 million in assets, 6 offshore funds with a total of approximately US$ 344,7 million in assets, 3 Active ETFs with a total of approximately US$ 184.4 million in assets, 2 sub-advised funds with a total of approximately US$ 610.2 million in assets, and 1 private fund with a total of US$4.4 million in assets under management.

As of October 31, 2024, Ms. Chwang managed and advised 5 mutual funds with a total of approximately US$ 2,231.5 million in assets, 6 offshore funds with a total of approximately US$ 500 million in assets, 3 Active ETFs with a total of approximately US$ 131.3 million in assets, 2 sub-advised funds with a total of approximately US$ 610.2 million in assets and 1 private fund with a total of US$4.4 million in assets under management.

As of October 31, 2024, Mr. Zhang managed and advised 3 mutual funds with a total of approximately US$ 573.4 million in assets, 5 offshore funds with a total of approximately US$ 255.8 million in assets, and 2 Active ETFs with a total of approximately US$ 43.1 million in assets, 2 sub-advised funds with a total of approximately US$ 610.2 million in assets and 1 private fund with a total of US$4.4 million in assets under management.

As of October 31, 2024, Mr. Zhu managed and advised 4 mutual funds with a total of approximately US$ 1,254.8 million in assets, 6 offshore funds with a total of approximately US$ 326.6 million in assets, 3 Active ETFs with a total of approximately US$ 57.3 million in assets, 2 sub-advised funds with a total of approximately US$ 610.2 million in assets and 1 private fund with a total of US$4.4 million in assets under management.

Conflicts of Interest:

Matthews has adopted a Code of Ethics (the “Code”) as part of the firm’s Compliance Program in order to mitigate and manage conflicts of interest that may exist or arise in connection with personal securities transactions by our officers and employees.

Below is a brief summary of the Code.

The Code contains restrictions on personal securities transactions applicable to all our officers and employees and includes a standard of business conduct requiring officers and employees:

●	To comply with applicable laws;

●	To report their personal securities transactions to our compliance department;

●	To acknowledge their receipt of, and agreement to, observe the requirements of the Code;

●	To report any violations of the Code to our Chief Compliance Officer (“CCO”).

To reduce potential conflicts of interest, the Code prohibits all current officers and employees and their immediate family members from investing in the securities of Asia Pacific companies and emerging market countries, as well as in other securities the Risk and Compliance Department may classify at its discretion, based on the facts and circumstances of each security, as an Asia Pacific or Emerging Market security. As a general practice, Matthews permits an employee to continue holding Asia Pacific and emerging market securities if they were purchased/owned prior to an employee joining Matthews and in other limited circumstances, but all such “grandfathered” securities are held to the rules and requirements of the Code.

Matthews’s Global Head of Risk and Compliance, and CCO, the US fund board of Trustees and the Code of Ethics sub-committee, review and approve any material changes or updates to the firm’s Conflicts Policy, which includes the Code.  As outlined in the Code, employees may be permitted to continue holding such securities if they were held prior to joining Matthews, however, Compliance pre-approval is required to trade in such securities. For purposes of the Code, an Asia Pacific Security is any security issued or guaranteed by: (1) a company that is organized under the laws of an Asia Pacific Country; (2) traded in any market in an Asia Pacific Country; (3) issued or guaranteed by a governmental entity or an agency or instrumentality or political subdivision of an Asia Pacific Country, or (4) a company that has been deemed to be an Asia Pacific Security by Matthews. Asia Pacific Securities include warrants, options or futures on or related to Asia Pacific securities, but do not include the shares of an open-end investment company registered under the 1940 Act and similarly structured foreign funds. An Emerging Market Security is any security issued or guaranteed by: (1) a company that is organized under the laws of or headquartered in an Emerging Market Country; (2) a company that has the primary trading markets for its securities in an Emerging Markets Country; (3) a governmental entity or an agency or instrumentality or political subdivision of an Emerging Market Country; or (4) a company that has been deemed to be an Emerging Market Security by Matthews.  In making this determination, Matthews will generally look through offshore special purpose tax entities to the operating entity.

To further reduce the potential for conflicts of interest between us and clients, the Code requires that all current officers and employees: (1) obtain approval prior to making certain trades in their personal accounts; (2) submit regular reports of personal transactions made in personal accounts; and (3) provide an annual report of all personal account holdings. These approvals and reports apply to accounts directly or beneficially held by our officers and employees (as well as certain persons closely related to them).

Included in the Code is our Gifts and Entertainment Policy designed to minimize and manage potential conflicts of interest in connection with our employees receiving gifts and entertainment in connection with their professional duties. Gifts and entertainment may not be lavish or excessive, may never be used to influence objectivity, independence or decision making, may never be solicited or given in exchange for business contracts, and may never involve cash or cash equivalents. Matthews has set monetary limits on permitted gifts and entertainment and requires pre-approval and/or disclosure to the Compliance Department. Our Compliance Department monitors and enforces the Code and the Gifts and Entertainment Policy, as well as compliance with applicable laws such as the U.S. Foreign Corrupt Practices Act.

In an effort to avoid material conflicts of interest, Matthews also requires all employees to complete a conflicts of interest questionnaire semi-annually which requires the disclosure of outside investment committee or Board of Director roles. Such disclosures are reviewed by Compliance to determine if they pose a material conflict with our business. New employees are required to disclose all outside business activities upon joining the firm, and must obtain permission to continue performing the outside business activity. Any requests to undertake a new outside business activity must be approved by the Compliance Department prior to starting the activity. As a general matter, outside business activities that involve a business that is similar to that of the firm (or a business that is or has the potential to be provided services by the firm, or a business that provides services to the firm) will not be approved, as such engagements are likely to present a conflict of interest.

The firm's Compliance department provides guidance to employees concerning the application and interpretation of the firm's compliance policies, including its Conflicts Policy, and will provide training concerning the requirements of these policies to all new employees, to all employees at least annually, or if any material changes are made to the Conflicts Policy in the interim.

Other Conflicts of Interest Related to Personal Trading and the Professional Activities of our Officers and Employees:

Since we primarily invest in Asia Pacific and Emerging Market companies for clients, the prohibitions under our Code significantly reduce, but do not eliminate, conflicts between the personal trading of our officers and employees who are Access Persons and trading for our clients. Nevertheless, our officers’ and employees’ trading and professional activities may give rise to other potential conflicts of interest. These are described below, along with a description of how we manage those potential conflicts of interest.

We act as investment manager to various investment companies and other accounts. We may give advice and take action with respect to any funds or accounts, or for our own account, that may differ from action taken on behalf of other funds or accounts. We are not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling, any security that we or our officers and employees may buy or sell for our or their own account or for the accounts of any other client. While we are not obligated to refrain from investing in securities held by funds or accounts that we manage, we do not ordinarily invest for our own account in Asia Pacific securities. We do sometimes invest for our own account in money market and short-term domestic fixed income securities. Matthews may also provide seed capital to investment companies and similar funds that we sponsor or manage. We manage conflicts with investing for our own account or our officers and employees investing for their accounts by requiring that any transaction be made in compliance with our Code, as discussed above.

Because we manage more than one account, potential conflicts of interest could arise related to the amount of time individuals devote to managing particular accounts. We may also have an incentive to favor accounts in the allocation of investment opportunities or otherwise treat preferentially those accounts that pay us a higher fee level or greater fees overall. However, we do not charge performance-based fees to any client accounts, limiting our incentive to favor certain groups of accounts over others. Moreover, we have adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time.

Potential conflicts of interest may also arise in connection with an employee’s knowledge and the timing of transactions, investment opportunities, broker selection, portfolio holdings and investments, and the valuation of holdings or potential holdings. Some employees who have access to the size and timing of transactions may have information concerning the market impact of transactions, including transactions for the Matthews Funds. Employees may be in a position to use this information to their possible advantage or to the possible detriment of our other client accounts. An investment opportunity may also be suitable for multiple accounts we manage, but not in sufficient quantities for all accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by multiple accounts. We manage these potential conflicts with employee transactions by requiring that any transaction be made in compliance with our Code, and potential conflicts between client accounts through our procedures for allocating portfolio transactions and investment opportunities.

Employees (including their immediate family members) who invest in one of the funds managed by Matthews, including the Matthews Funds, may have a conflict of interest in that they may have an incentive to treat that fund preferentially as compared to other accounts we manage. However, all portfolio management employees work as a team and share research relevant to other investment mandates and client accounts. With certain exceptions, all accounts have equal access to investment opportunities. These exceptions may provide priority access to limited investment opportunities for accounts that (1) invest in securities of small companies if no account we manage has previously invested in those securities; and (2) focus on a specific country or sector. Some of the accounts that receive priorities may pay us higher fees than accounts that do not have a priority. Our investment team regularly reviews each account (for material dispersion of performance or other indicative factors). These practices help us detect and manage the potential conflict.

As a general practice, Matthews does not typically comment on specific employee matters related to the personal securities transaction policy and we do not disclose the full Code of Ethics to external parties.

(a)(3) Portfolio Manager Compensation:

Employee compensation may consist of a combination of base salary, fixed and discretionary bonuses, and participation in benefit plans, which are generally available to all salaried employees, including members of the investment team.

Key elements of compensation are detailed below:

●	Base Salary. Each employee receives a fixed base salary that takes into account his or her experience and responsibilities and is intended to be competitive with salaries offered by other similar firms. A portfolio manager’s base pay tends to increase with additional and more complex responsibilities.

●	Bonus. Matthews emphasizes teamwork and a focus on client needs. Bonuses are structured to emphasize those principles and are based on a number of factors including the profitability of Matthews and the employee’s contributions to the firm. For portfolio managers and research analysts this includes the performance of accounts managed by the employee. Performance over multiple time periods relative to the strategy’s benchmark and peer group, and absolute performance over periods longer than five years, are typically included in this assessment.

●	Benefit Programs. Employees participate in benefit plans and programs available generally to all employees.

●	Equity. Portfolio managers may receive compensation in the form of equity interests in Matthews.

●	Co-Investment in Funds. The investment team may receive compensation in the form of shares in their own strategies

Evaluation of portfolio managers and analysts includes quantitative and qualitative metrics centered on the performance of the portfolios they manage. Portfolio managers’ performance is evaluated across multiple time periods with an emphasis on 3- and 5-year investment periods. A portion of bonus compensation paid to portfolio managers may be in the form of firm equity and shares of Matthews funds, in each case subject to deferral over a period of years. All portfolio managers are eligible to receive equity interests in the firm.

Matthews also encourages investment professionals to invest in the strategies they manage and other Matthews’ strategies, as a means to align the interests of employees with the success of the firm and the interests of its clients.

(a)(4) Ownership of Securities:  The following table sets forth, for each portfolio manager, the aggregate dollar range of the registrant's equity securities beneficially owned as of October 31, 2024.

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Andrew Mattock, CFA	None
Winnie Chwang,	None
Sherwood Zhang ,	None
Hardy Zhu	None

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

During the twelve-month period ended October 31, 2024, the following purchases were made by or on behalf of the Fund as that term is defined in Rule 10b-18 under the Securities Exchange Act of 1934.

	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs(1)	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs(2)
November 1, 2023 through November 30, 2023	31,356	$10.22	31,356	971,640
December 1, 2023 through December 31, 2023	4,459	$10.03	4,459	967,181
January 1, 2024 through January 31, 2024	18,516	$9.49	18,516	948,665
February 1, 2024 through February 29, 2024	18,270	$9.54	18,270	930,395
March 1, 2024 through March 31, 2024	21,309	$9.95	21,309	909,086
April 1, 2024 through April 30, 2024	11,062	$9.90	11,062	898,024
May 1, 2024 through May 31, 2024	14,184	$11.22	14,184	883,840
June 1, 2024 through June 30, 2024	7,785	$10.43	7,785	876,055
July 1, 2024 through July 31, 2024	31,707	$9.94	31,707	844,348
August 1, 2024 through August 31, 2024	24,350	$9.68	24,350	819,998
September 1, 2024 through September 30, 2024	4,036	$11.06	4,036	815,962
October 1, 2024 through October 31, 2024	59,092	$12.99	59,092	756,870
Total	246,126	$10.73	246,126	756,870

(1)	The Discount Management Program was announced on February 6, 2019.

(2)	Management is authorized to make open market purchases in an aggregate amount of up to 10% of the Fund’s common shares outstanding as of the close of business on October 31 of the prior year. This limit may be increased or decreased by the Board of Directors at any time. For the period ended October 31, 2024 the Fund was authorized to repurchase 1,002,996 shares.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors during the period covered by this Form N-CSR filing.

Item 16. Controls and Procedures.

(a)       The Registrant’s principal executive and financial officers have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective, as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)       There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s period covered by this report, that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

 Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) The dollar amounts of income and fees and compensation paid related to the securities lending activities of the Fund during the most recent fiscal year was as follows:

(1) Gross income from securities lending activities	$60,715
(2) Fees and/or compensation for securities lending activities and related services	$-
Fees paid to securities lending agent from a revenue split	$6,480
Fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$1,310
Administrative fees that are not included in the revenue split	$-
Indemnification fee not included in the revenue split	$-
Rebates paid to borrowers;	$33,480
Other fees relating to the securities lending program not included in the revenue split	$-
(3) Aggregate fees/compensation for securities lending activities and related services	$41,270
(4) Net income from securities lending activities	$19,445

(b) The Fund may lend up to 33 1/3% of the Fund’s total assets held by Brown Brothers Harriman & Co. (“BBH”) as custodian to certain qualified brokers, except those securities which the Fund or the Investment Management specifically identifies as not being available. By lending its investment securities, the Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market prices of the securities loaned that might occur and any interest of dividends declared during the term of the loan would accrue to the account of the Fund. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Upon entering into a securities lending transaction, the Fund receives cash as collateral in the amount equal to or exceeding 100% of the current market value of the loaned securities with respect to U.S. securities and 105% of the current market value of the loaned securities with respect to foreign securities. Any cash received as collateral is generally invested by BBH, acting in its capacity as securities lending agent (the “Agent”), in the Fidelity Investments Money Market Government Portfolio. A portion of the dividends received on the collateral may be rebated to the borrower of the securities and the remainder is split between the Agent and the Fund.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)(1)   Code of Ethics is attached hereto in response to Item 2(f).

(a)(2)   The Fund's Proxy Voting Policies and Procedures and a summary of the Investment Adviser's proxy voting policies and procedures are attached hereto in response to Item 12.

(a)(3)   The certifications required by Rule 30a-2 of the 1940 Act are attached hereto.

(b)       The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE CHINA FUND, INC.

By:	/s/ Doug Byrkit
Doug Byrkit
President of The China Fund, Inc.

Date: December 27, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Doug Byrkit
Doug Byrkit
President of The China Fund, Inc.

Date: December 27, 2024

By:	/s/ Thomas Perugini
Thomas Perugini
Treasurer of The China Fund, Inc.

Date: December 27, 2024